Exhibit 99.3
                                 ------------
                Computational Materials and/or ABS Term Sheets

                               ABS New Transaction

                             Computational Materials
                             -----------------------


                                  $726,876,000
                                  (Approximate)


                                   CWABS, Inc.
                                    Depositor


                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-10





                         [LOGO OMITTED] COUNTRYWIDE(SM)
                                   HOME LOANS
                           Seller and Master Servicer

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                    Date: August 31, 2005


                          $726,876,000 (Approximate)
               CWABS Asset-Backed Certificates, Series 2005-10

                   Principal             WAL               Payment Window
Class (1)          Amount(2)         Call/Mat (3)          (Mos) Call/Mat (3)
AF-1(5)          $81,794,000          1.00 / 1.00          1 - 22 / 1 - 22
AF-2(5)          $15,915,000          2.00 / 2.00          22 - 26 / 22 - 26
AF-3(5)          $50,357,000          3.00 / 3.00          26 - 52 / 26 - 52
AF-4(5)          $14,691,000          5.00 / 5.00          52 - 70 / 52 - 70
AF-5(5)          $21,744,000         7.09 / 10.60          70 - 88 / 70 - 233
AF-6(5)          $25,000,000          6.25 / 6.75          37 - 88 / 37 - 231
MF-1(5)           $7,250,000          5.61 / 6.65          37 - 88 / 37 - 191
MF-2(5)           $6,625,000          5.61 / 6.63          37 - 88 / 37 - 184
MF-3(5)           $4,125,000          5.61 / 6.60          37 - 88 / 37 - 175
MF-4(5)           $3,625,000          5.61 / 6.58          37 - 88 / 37 - 169
MF-5(5)            3,250,000          5.61 / 6.55          37 - 88 / 37 - 163
MF-6(5)            3,125,000          5.61 / 6.51          37 - 88 / 37 - 156
MF-7(5)            2,750,000          5.61 / 6.45          37 - 88 / 37 - 149
--------------------------------------------------------------------------------
MF-8(5)            2,375,000                               Privately Placed 144A
BF(5)              2,500,000                               Privately Placed 144A
--------------------------------------------------------------------------------
2-AV-1(6)        273,131,000          2.14 / 2.25          1 - 88 / 1 - 173
3-AV-1(7)         43,518,000          1.00 / 1.00          1 - 21 / 1 - 21
3-AV-2(7)         37,822,000          3.00 / 3.00          21 - 88 / 21 - 89
3-AV-3(7)          3,529,000          7.35 / 9.88          88 - 88 / 89 - 173
MV-1(8)           26,750,000          5.10 / 5.43          47 - 88 / 47 - 155
MV-2(8)           26,250,000          4.79 / 5.11          42 - 88 / 42 - 149
MV-3(8)            9,000,000          4.68 / 4.99          41 - 88 / 41 - 140
MV-4(8)           10,500,000          4.64 / 4.93          40 - 88 / 40 - 137
MV-5(8)            9,500,000          4.61 / 4.89          39 - 88 / 39 - 133
MV-6(8)            6,250,000          4.60 / 4.87          39 - 88 / 39 - 128
MV-7(8)            8,500,000          4.57 / 4.82          38 - 88 / 38 - 124
--------------------------------------------------------------------------------
MV-8(8)            6,000,000                               Privately Placed 144A
MV-9(8)            7,750,000                               Privately Placed 144A
MV-10(8)           8,250,000                               Privately Placed 144A
BV(8)              5,000,000                               Privately Placed 144A
--------------------------------------------------------------------------------

Total:          $726,876,000


             Expected Ratings     Last Scheduled            Certificate
Class (1)    (S&P/Moody's) (4)    Distribution Date         Type
AF-1(5)      AAA/Aaa              Aug 2024                  Floating Rate Senior Sequential
AF-2(5)      AAA/Aaa              Jul 2026                  Fixed Rate Senior Sequential
AF-3(5)      AAA/Aaa              Oct 2032                  Fixed Rate Senior Sequential
AF-4(5)      AAA/Aaa              Mar 2034                  Fixed Rate Senior Sequential
AF-5(5)      AAA/Aaa              Feb 2036                  Fixed Rate Senior Sequential
AF-6(5)      AAA/Aaa              Dec 2035                  Fixed Rate Senior Lockout
MF-1(5)      [AA+/Aa1]            Dec 2035                  Fixed Rate Mezzanine
MF-2(5)      [AA/Aa2]             Dec 2035                  Fixed Rate Mezzanine
MF-3(5)      [AA-Aa3]             Nov 2035                  Fixed Rate Mezzanine
MF-4(5)      [A+/A1]              Nov 2035                  Fixed Rate Mezzanine
MF-5(5)      [A/A2]               Oct 2035                  Fixed Rate Mezzanine
MF-6(5)      [A-/A3]              Sep 2035                  Fixed Rate Mezzanine
MF-7(5)      [BBB+/Baa1]          Aug 2035                  Fixed Rate Mezzanine
--------------------------------------------------------------------------------
MF-8(5)      [BBB/Baa2]           Privately Placed 144A     Fixed Rate Mezzanine
BF(5)        [BBB-/Baa3]          Privately Placed 144A     Fixed Rate Subordinate
--------------------------------------------------------------------------------
2-AV-1(6)    AAA/Aaa              Feb 2036                  Floating Rate Senior
3-AV-1(7)    AAA/Aaa              Jun 2027                  Floating Rate Senior
3-AV-2(7)    AAA/Aaa              Jul 2035                  Floating Rate Senior
3-AV-3(7)    AAA/Aaa              Feb 2036                  Floating Rate Senior
MV-1(8)      [AA+/Aa1]            Jan 2036                  Floating Rate Mezzanine
MV-2(8)      [AA/Aa2]             Jan 2036                  Floating Rate Mezzanine
MV-3(8)      [AA-Aa3]             Jan 2036                  Floating Rate Mezzanine
MV-4(8)      [A+/A1]              Jan 2036                  Floating Rate Mezzanine
MV-5(8)      [A/A2]               Dec 2035                  Floating Rate Mezzanine
MV-6(8)      [A-/A3]              Dec 2035                  Floating Rate Mezzanine
MV-7(8)      [BBB+/Baa1]          Dec 2035                  Floating Rate Mezzanine
--------------------------------------------------------------------------------
MV-8(8)      [BBB/Baa2]           Privately Placed 144A     Floating Rate Mezzanine
MV-9(8)      [BBB-/Baa3]          Privately Placed 144A     Floating Rate Mezzanine
MV-10(8)     [BB+/Ba1]            Privately Placed 144A     Floating Rate Mezzanine
BV(8)        [BB/Ba2]             Privately Placed 144A     Fixed Rate Subordinate
--------------------------------------------------------------------------------

(1) The margins on the Class 2-AV-1, Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupons on the Class AF-5 Certificates increase by 0.50% after the Clean-up Call date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3)  See "Pricing Prepayment Speed" below.

(4) Rating Agency Contacts: [James Taylor, Standard & Poors, 212.438.6067; Earl Bandy, Moody's Ratings, 212.553.7985].

(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(7) The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).

(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Trust:                         Asset-Backed Certificates, Series 2005-10.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Deutsche Bank Securities, Inc. (Co-Manager) and
                               JP Morgan Securities (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class AF-1
                               Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class 2-AV-1 and Class 3-AV Certificates
                               and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 2-AV-1 Certificates and Class 3-AV Certificates (the "Class AV Certificates")
                               and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the
                               "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class MF-8, Class BF, Class MV-8, Class MV-9, Class
                               MV-10, Class BV, Class CF, Class PF, Class CV, Class PV and Class A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are referred herein as together to the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.
Statistical Pool
Calculation Date:              September 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of September 1, 2005 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         September [2], 2005.

Expected Closing Date:         September [20], 2005.

Expected Settlement Date:      September [20], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 25, 2005.

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from September 1, 2005 up to, but not including, the Settlement Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                               Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such
                               Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal
                               Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2 and the Class
                               MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               -----------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               -----------------------------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2%
                               CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               -----------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               -----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of
                               20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30%
                               CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -----------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                               Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date
                               Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the
                               Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $750,076,282 (the "Mortgage Loans") of which: (i) approximately $250,001,451 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage
                               Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately $381,543,330 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2
                               Mortgage Loans"), and (iii) approximately $118,531,501 were adjustable rate non-conforming balance
                               Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable Rate Mortgage Loans").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Pre-Funded Amount:             A deposit of not more than $[187,500,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through November
                               [4], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               [$250,000,000] of Group 1 Mortgage Loans, approximately [$381,468,499] of Group 2 Mortgage Loans and approximately [$118,531,501] of Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable
                               Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of
                               (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a)
                               the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net  Mortgage Rate:   The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the
                               Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               -----------------------------------------------------------------------------------------------------
                               Class
                               -----------------------------------------------------------------------------------------------------
                               AF and Fixed Rate Subordinate     The weighted average Adjusted Net Mortgage Rate of the Group 1
                                                                 Mortgage Loans (adjusted, in the case of the Class AF-1
                                                                 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               2-AV-1                            The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                                 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               3-AV                              The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                                 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------
                               Floating Rate Subordinate         The weighted average of the Adjusted Net Mortgage Rate of the
                                                                 Group 2 Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related
                                                                 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans and Group 3 Mortgage
                                                                 Loans over the principal balance of the related Senior
                                                                 Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               -----------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any Distribution Date, the
                               "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net
                               Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate
                               Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of Distributions" and "Floating Rate
                               Certificates Priority of Distributions" below.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

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------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Corridor Contracts:            The Trust will include payment from four Corridor Contracts for the benefit of the Class AF-1,
                               Class 2-AV-1, Class 3-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor
                               Contract," "Class 2-AV-1 Corridor Contract," "Class 3-AV Corridor Contract," and "Floating Rate
                               Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                               Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es)
                               of Certificates. After the Closing Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto)
                               that is generally estimated to decline in relation to the amortization of the related Certificates.
                               With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover,
                               (b) the Class 2-AV-1 Corridor Contract will be available to pay the holders of the Class 2-AV-1
                               Certificates the related Net Rate Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates,
                               as the case may be:

                               1) Subordination
                               2) Overcollateralization
                               3) Excess Cashflow


                               ----------------- ------------------------ ------------------------ --------------------------
                                                                               Initial Target         Target Subordination
                                    Class             S&P/ Moody's              Subordination               at Stepdown
                               ----------------- ------------------------ ------------------------ --------------------------
                               AF                        AAA/Aaa                  17.50%                    35.00%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-1                     [AA+/Aa1]                 14.60%                    29.20%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-2                     [AA/Aa2]                  11.95%                    23.90%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-3                     [AA-Aa3]                  10.30%                    20.60%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-4                      [A+/A1]                   8.85%                    17.70%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-5                      [A/A2]                    7.55%                    15.10%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-6                      [A-/A3]                   6.30%                    12.60%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-7                    [BBB+/Baa1]                 5.20%                    10.40%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MF-8                    [BBB/Baa2]                  4.25%                     8.50%
                               ----------------- ------------------------ ------------------------ --------------------------
                               BF                      [BBB-/Baa3]                 3.25%                     6.50%
                               ----------------- ------------------------ ------------------------ --------------------------
                               2-AV-1 / 3-AV             AAA/Aaa                  28.40%                    56.80%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-1                     [AA+/Aa1]                 23.05%                    46.10%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-2                     [AA/Aa2]                  17.80%                    35.60%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-3                     [AA-Aa3]                  16.00%                    32.00%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-4                      [A+/A1]                  13.90%                    27.80%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-5                      [A/A2]                   12.00%                    24.00%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-6                      [A-/A3]                  10.75%                    21.50%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-7                    [BBB+/Baa1]                 9.05%                    18.10%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-8                    [BBB/Baa2]                  7.85%                    15.70%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-9                    [BBB-/Baa3]                 6.30%                    12.60%
                               ----------------- ------------------------ ------------------------ --------------------------
                               MV-10                    [BB+/Ba1]                  4.65%                     9.30%
                               ----------------- ------------------------ ------------------------ --------------------------
                               BV                        [BB/Ba2]                  3.65%                     7.30%
                               ----------------- ------------------------ ------------------------ --------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       7
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Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the
                               Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates in a
                               certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate
                               Mortgage Loans will be equal to 3.25% of the sum of the aggregate principle balance of the Fixed
                               Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately
                               [$62,500,000] allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 1.95%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 6.50% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution
                               Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal to 3.65% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded
                               Amount (approximately [$125,000,000] allocable to the Adjustable Rate Mortgage Loans (the "Initial
                               Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be
                               3.65%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target
                               will be equal to 7.30% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date
                               and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans. .
                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable
                               Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger
                               Event.

Fixed Rate
Delinquency Trigger Event:

                               With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Delinquency
                               Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [49.00]%
                               times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       8
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                               of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate
                               Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed
                               Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Cumulative Loss
                               Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the
                               Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                               Period (month)        Percentage
                               --------------        ----------
                               25 - 36               [0.75%] with respect to [October] 2007, plus an additional 1/12th of [.75]% for each month thereafter
                               37 - 48               [1.50 %] with respect to [October] 2008, plus an additional 1/12th of [1.00]%
                                                     for each month thereafter
                               49 - 60               [2.50 %] with respect to [October] 2009, plus an additional 1/12th of [0.75]%
                                                     for each month thereafter
                               61 - 72               [3.25 %] with respect to [October] 2010, plus an additional 1/12th of [0.50]%
                                                     for each month thereafter
                               73+                   [3.75 %]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate
                               Mortgage Loans equals or exceeds [30.00]% times the Adjustable Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the
                               Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the
                               Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of
                               Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:

                               Period (month)        Percentage
                               --------------        ----------
                               25 - 36               [1.50 %] with respect to October 2007, plus an additional 1/12th of [1.75]% for each month thereafter
                               37 - 48               [3.25 %] with respect to October 2008, plus an additional 1/12th of [1.50]% for each month thereafter
                               49 - 60               [4.75 %] with respect to October 2009, plus an additional 1/12th of [1.50]% for each month thereafter

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       9
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                               61 - 72               [6.25 %] with respect to October 2010, plus an additional 1/12th of [0.50]% for each month thereafter
                               73+                   [6.75 %]

Fixed Rate Stepdown Date:      The earlier to occur of:

                               (i)  the Distribution Date on which the aggregate certificate principal balance of the Class AF
                                    Certificates is reduced to zero; and
                               (ii) the later to occur of:
                                    a. the Distribution Date in October 2008

                                    b. the first Distribution Date on which the aggregate certificate principal balance of the
                                       Class AF Certificates is less than or equal to 65.00% of the principal balance of the Fixed
                                       Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                               (i)  the Distribution Date on which the aggregate certificate principal balance of the Class AV
                                    Certificates is reduced to zero; and
                               (iii) the later to occur of:
                                    a. the Distribution Date in October 2008
                                    b. the first Distribution Date on which the aggregate certificate principal balance of the
                                       Class AV Certificates is less than or equal to 43.20% of the principal balance of the
                                       Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such
                               Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate
                               Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8 Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the
                               Class MF-2 Certificates and last to the Class MF-1 Certificates and (ii) in the case of the
                               Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-10
                               Certificates, then to the Class MV-9 Certificates, then to the Class MV-8 Certificates, then to the
                               Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2
                               Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1
                                    Mortgage Loans to each class of Class AF Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                    Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;

                               2)   Principal funds, sequentially, as follows: (a) to the Class AF Certificates (as described under "Fixed Rate Principal Paydown" and "Class AF Principal Distributions"), then (b)
                                    sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                                    Class MF-7, Class MF-8 and Class BF Certificates, each as described under "Fixed Rate
                                    Principal Paydown" below;

                               3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to
                                    build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                    and "Fixed Rate Principal Paydown," respectively;

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      10
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                               4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4,
                                    Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;

                               5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                    Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the Fixed Rate Subordinate Certificates (as
                                    described below);

                               6)   To restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization
                                    Target" and "Adjustable Rate Principal Paydown," respectively (after application of the
                                    Adjustable Rate Excess Cashflow);

                               7)   To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                                    MV-8, Class MV-9, Class MV-10 and Class BV Certificates (after application of the Adjustable
                                    Rate Excess Cashflow);

                               8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                    Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                               Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available  funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates, current and unpaid interest, and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate
                                    Mortgage Loans, current interest, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                    Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class
                                    BV Certificates;

                               2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates, as described below under "Adjustable Rate Principle Paydown" (ii) from principal collections related to the Group
                                    3 Mortgage Loans, to the Class 3-AV Certificates as described below under "Adjustable Rate
                                    Principal Paydown" and "Class 3-AV Principal Distributions", and (b) from remaining principal collections related to all of the Adjustable Rate Mortgage Loans, sequentially, to the Class
                                    MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8,
                                    Class MV-9, Class MV-10 and Class BV Certificates, each as described under "Adjustable Rate
                                    Principal Paydown" below;

                               3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                    Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                    Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;

                               4)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, MV-10 and Class BV
                                    Certificates;

                               5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and
                                    Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      11
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
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
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                               6)   To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and
                                    "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess
                                    Cashflow);

                               7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class
                                    MF3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates
                                    (after application of the Fixed Rate Excess Cashflow);

                               8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                    Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in each case in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the
                               Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                               Class MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                               Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate
                               Subordinate Certificates will be entitled to receive payments of principal related to the Fixed
                               Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 35.00% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1
                               Certificates such that the Class MF-1 Certificates will have 29.20% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2
                               Certificates such that the Class MF-2 Certificates will have 23.90% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3
                               Certificates such that the Class MF-3 Certificates will have 20.60% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4
                               Certificates such that the Class MF-4 Certificates will have 17.70% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5
                               Certificates such that the Class MF-5 Certificates will have 15.10% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-6
                               Certificates such that the Class MF-6 Certificates will have 12.60% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7
                               Certificates such that the Class MF-7 Certificates will have 10.40% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8
                               Certificates such that the Class MF-8 Certificates will have 8.50% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF
                               Certificates such that the Class BF Certificates will have 6.50% subordination; each subject to the
                               Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class
                               2-AV-1 Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the
                               Class 3-AV

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

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------------------------------------
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A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                               Certificates as described below under "Class 3-AV Principal Distributions"; provided, however, that
                               (x) if either (a) the Class 2-AV-1 Certificates or (b) all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of
                               Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the
                               Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                               Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate
                               Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV-1, Class 3-AV and
                               Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the
                               Class AV Certificates in the aggregate will have 56.80% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                               Certificates such that the Class MV-1 Certificates will have 46.10% subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                               MV-2 Certificates such that the Class MV-2 Certificates will have 35.60% subordination, (iv)
                               fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-3 Certificates such that the Class MV-3 Certificates will have 32.00% subordination, (v)
                               fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-4 Certificates such that the Class MV-4 Certificates will have 27.80% subordination, (vi)
                               sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-5 Certificates such that the Class MV-5 Certificates will have 24.00% subordination, (vii)
                               seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 21.50% subordination,
                               (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 18.10%
                               subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have
                               15.70% subordination, (x) tenth, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-9 Certificates such that the Class MV-9 Certificates will have
                               12.60% subordination, (xi) eleventh, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-10 Certificates such that the Class MV-10
                               Certificates will have 9.30% subordination and (xii) twelfth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV
                               Certificates will have 7.30% subordination; each subject to the Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to the Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3
                               Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of
                               Loan Group 2 and Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV
                               Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage
                               Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero. .

Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                               1.   To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to
                                    Loan Group 1, as described below:

                                                   Month           Lockout Percentage
                                                ------------       ------------------
                                                    1 - 36                0%
                                                   37 - 60               45%
                                                   61 - 72               80%
                                                   73 - 84              100%
                                                85 and after            300%

                               2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6
                                    Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded
                               Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF
                               Certificates will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(R)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                 Discount Margin/Yield Tables (%) (1)


Class AF-1 (To Call)
--------------------------------------------------------------------------------
Margin                       0.15%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                   15        15         15         15        15
================================================================================
 WAL (yr)                     1.67      1.23       1.00       0.86      0.76
 MDUR (yr)                    1.59      1.19       0.97       0.84      0.74
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Jan09      Jan08      Jul07     Mar07      Dec06
--------------------------------------------------------------------------------


Class AF-1 (To Maturity)
--------------------------------------------------------------------------------
Margin                       0.15%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                   15        15         15         15        15
================================================================================
 WAL (yr)                     1.67      1.23       1.00       0.86      0.76
 MDUR (yr)                    1.59      1.19       0.97       0.84      0.74
 First Prin Pay              Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay               Jan09      Jan08      Jul07     Mar07      Dec06
--------------------------------------------------------------------------------


Class AF-2 (To Call)
--------------------------------------------------------------------------------
Coupon                       4.80%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00             4.750      4.711      4.675     4.640      4.607
================================================================================
 WAL (yr)                     3.72      2.57       2.00       1.64      1.41
 MDUR (yr)                    3.34      2.37       1.87       1.55      1.33
 First Prin Pay              Jan09      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay               Nov09      Jul08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------


Class AF-2 (To Maturity)
--------------------------------------------------------------------------------
Coupon                       4.80%
--------------------------------------------------------------------------------
Percent of Pricing            50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00             4.750      4.711      4.675     4.640      4.607
================================================================================
 WAL (yr)                     3.72      2.57       2.00       1.64      1.41
 MDUR (yr)                    3.34      2.37       1.87       1.55      1.33
 First Prin Pay              Jan09      Jan08      Jul07     Mar07      Dec06
 Last Prin Pay               Nov09      Jul08      Nov07     Jun07      Mar07
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class AF-3 (To Call)
--------------------------------------------------------------------------------
Coupon                        4.89%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.879      4.849      4.821     4.790      4.763
================================================================================
 WAL (yr)                       6.44      4.05       3.00       2.34      1.97
 MDUR (yr)                      5.35      3.59       2.73       2.17      1.84
 First Prin Pay                Nov09      Jul08      Nov07     Jun07      Mar07
 Last Prin Pay                 Jul16      Oct11      Jan10     Aug08      Mar08
--------------------------------------------------------------------------------


Class AF-3 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        4.89%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               4.879      4.849      4.821     4.790      4.763
================================================================================
 WAL (yr)                       6.44      4.05       3.00       2.34      1.97
 MDUR (yr)                      5.35      3.59       2.73       2.17      1.84
 First Prin Pay                Nov09      Jul08      Nov07     Jun07      Mar07
 Last Prin Pay                 Jul16      Oct11      Jan10     Aug08      Mar08
--------------------------------------------------------------------------------


Class AF-4 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.29%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.304      5.287      5.262     5.236      5.198
================================================================================
 WAL (yr)                      12.65      7.82       5.00       3.67      2.66
 MDUR (yr)                      9.01      6.24       4.29       3.26      2.42
 First Prin Pay                Jul16      Oct11      Jan10     Aug08      Mar08
 Last Prin Pay                 Apr20      Aug15      Jul11     Dec09      Jul08
--------------------------------------------------------------------------------


Class AF-4 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.29%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.304      5.287      5.262     5.236      5.198
================================================================================
 WAL (yr)                      12.65      7.82       5.00       3.67      2.66
 MDUR (yr)                      9.01      6.24       4.29       3.26      2.42
 First Prin Pay                Jul16      Oct11      Jan10     Aug08      Mar08
 Last Prin Pay                 Apr20      Sep15      Jul11     Dec09      Jul08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class AF-5 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.46%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.487      5.475      5.460     5.442      5.417
================================================================================
 WAL (yr)                      14.60      9.93       7.09       5.28      3.88
 MDUR (yr)                      9.84      7.49       5.74       4.48      3.40
 First Prin Pay                Apr20      Aug15      Jul11     Dec09      Jul08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class AF-5 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.46%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.573      5.602      5.604     5.568      5.466
================================================================================
 WAL (yr)                      19.75      14.63      10.60      7.28      4.32
 MDUR (yr)                     11.71      9.70       7.68       5.70      3.70
 First Prin Pay                Apr20      Sep15      Jul11     Dec09      Jul08
 Last Prin Pay                 Nov33      Oct29      Feb25     May21      Aug18
--------------------------------------------------------------------------------


Class AF-6 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.10%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.102      5.097      5.091     5.082      5.071
================================================================================
 WAL (yr)                       7.83      6.98       6.25       5.33      4.55
 MDUR (yr)                      6.20      5.68       5.20       4.56      3.97
 First Prin Pay                Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class AF-6 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.10%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.102      5.098      5.095     5.094      5.095
================================================================================
 WAL (yr)                       7.87      7.13       6.75       6.62      6.74
 MDUR (yr)                      6.22      5.76       5.52       5.44      5.52
 First Prin Pay                Oct08      Oct08      Oct08     Feb09      Jul09
 Last Prin Pay                 Sep33      Aug29      Dec24     Mar21      Jun18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

Class MF-1 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.44%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.457      5.442      5.426     5.411      5.402
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.56      4.09
 MDUR (yr)                      7.83      5.92       4.68       3.93      3.58
 First Prin Pay                May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-1 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.44%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.460      5.447      5.434     5.422      5.415
================================================================================
 WAL (yr)                      12.14      8.71       6.65       5.45      4.85
 MDUR (yr)                      8.33      6.52       5.27       4.50      4.11
 First Prin Pay                May11      Aug09      Oct08     Jan09      Apr09
 Last Prin Pay                 Jun31      Feb26      Aug21     Jun18      Mar16
--------------------------------------------------------------------------------


Class MF-2 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.49%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.507      5.492      5.476     5.461      5.450
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.54      4.01
 MDUR (yr)                      7.81      5.90       4.67       3.90      3.51
 First Prin Pay                May11      Aug09      Oct08     Dec08      Mar09
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-2 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.49%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.510      5.498      5.485     5.472      5.463
================================================================================
 WAL (yr)                      12.11      8.68       6.63       5.41      4.75
 MDUR (yr)                      8.29      6.49       5.25       4.46      4.03
 First Prin Pay                May11      Aug09      Oct08     Dec08      Mar09
 Last Prin Pay                 Nov30      May25      Jan21     Dec17      Oct15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MF-3 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.54%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.558      5.543      5.526     5.510      5.499
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.53      3.96
 MDUR (yr)                      7.79      5.89       4.66       3.89      3.47
 First Prin Pay                May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-3 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.54%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.561      5.548      5.535     5.522      5.512
================================================================================
 WAL (yr)                      12.09      8.65       6.60       5.38      4.69
 MDUR (yr)                      8.26      6.47       5.23       4.44      3.97
 First Prin Pay                May11      Aug09      Oct08     Dec08      Feb09
 Last Prin Pay                 Feb30      Jul24      Apr20     Jun17      May15
--------------------------------------------------------------------------------


Class MF-4 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.64%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.658      5.643      5.626     5.610      5.597
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.51      3.93
 MDUR (yr)                      7.74      5.87       4.65       3.87      3.43
 First Prin Pay                May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-4 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.64%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.661      5.648      5.634     5.621      5.611
================================================================================
 WAL (yr)                      12.06      8.62       6.58       5.35      4.64
 MDUR (yr)                      8.20      6.42       5.20       4.40      3.92
 First Prin Pay                May11      Aug09      Oct08     Nov08      Jan09
 Last Prin Pay                 Jul29      Dec23      Oct19     Dec16      Dec14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MF-5 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.74%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.758      5.743      5.726     5.709      5.696
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.51      3.91
 MDUR (yr)                      7.70      5.84       4.63       3.85      3.41
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-5 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.74%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.761      5.748      5.734     5.721      5.710
================================================================================
 WAL (yr)                      12.02      8.59       6.55       5.31      4.60
 MDUR (yr)                      8.14      6.38       5.17       4.37      3.89
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Dec28      Apr23      Apr19     Jul16      Aug14
--------------------------------------------------------------------------------


Class MF-6 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.770      5.754      5.737     5.720      5.706
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.51      3.89
 MDUR (yr)                      7.70      5.84       4.63       3.85      3.39
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-6 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.772      5.759      5.745     5.731      5.720
================================================================================
 WAL (yr)                      11.97      8.54       6.51       5.28      4.55
 MDUR (yr)                      8.12      6.36       5.15       4.35      3.85
 First Prin Pay                May11      Aug09      Oct08     Nov08      Dec08
 Last Prin Pay                 Mar28      Aug22      Sep18     Feb16      Apr14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MF-7 (To Call)
--------------------------------------------------------------------------------
Coupon                        5.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.770      5.754      5.737     5.720      5.706
================================================================================
 WAL (yr)                      10.78      7.46       5.61       4.50      3.87
 MDUR (yr)                      7.70      5.84       4.63       3.85      3.38
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MF-7 (To Maturity)
--------------------------------------------------------------------------------
Coupon                        5.75%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
  Yield @ 100-00               5.772      5.759      5.745     5.731      5.719
================================================================================
 WAL (yr)                      11.90      8.47       6.45       5.24      4.50
 MDUR (yr)                      8.10      6.33       5.12       4.32      3.82
 First Prin Pay                May11      Aug09      Oct08     Oct08      Nov08
 Last Prin Pay                 May27      Oct21      Feb18     Aug15      Oct13
--------------------------------------------------------------------------------


Class 2-AV-1 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.25%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     25        25         25         25        25
================================================================================
 WAL (yr)                       4.24      2.94       2.14       1.51      1.30
 MDUR (yr)                      3.66      2.66       1.99       1.45      1.25
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Apr20      Aug15      Jan13     Aug08      May08
--------------------------------------------------------------------------------


Class 2-AV-1 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.25%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     26        26         26         25        25
================================================================================
 WAL (yr)                       4.45      3.09       2.25       1.51      1.30
 MDUR (yr)                      3.77      2.75       2.06       1.45      1.25
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Nov31      Mar25      Feb20     Aug08      May08
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class 3-AV-1 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.14%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     14        14         14         14        14
================================================================================
 WAL (yr)                       1.70      1.25       1.00       0.85      0.75
 MDUR (yr)                      1.63      1.20       0.97       0.83      0.73
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Sep08      Dec07      Jun07     Feb07      Dec06
--------------------------------------------------------------------------------


Class 3-AV-1 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.14%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     14        14         14         14        14
================================================================================
 WAL (yr)                       1.70      1.25       1.00       0.85      0.75
 MDUR (yr)                      1.63      1.20       0.97       0.83      0.73
 First Prin Pay                Oct05      Oct05      Oct05     Oct05      Oct05
 Last Prin Pay                 Sep08      Dec07      Jun07     Feb07      Dec06
--------------------------------------------------------------------------------


Class 3-AV-2 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.28%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     28        28         28         28        28
================================================================================
 WAL (yr)                       6.26      4.27       3.00       2.16      1.82
 MDUR (yr)                      5.36      3.84       2.79       2.05      1.74
 First Prin Pay                Sep08      Dec07      Jun07     Feb07      Dec06
 Last Prin Pay                 Apr20      Aug15      Jan13     Jul08      Mar08
--------------------------------------------------------------------------------


Class 3-AV-2 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.28%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     28        28         28         28        28
================================================================================
 WAL (yr)                       6.27      4.27       3.00       2.16      1.82
 MDUR (yr)                      5.37      3.84       2.79       2.05      1.74
 First Prin Pay                Sep08      Dec07      Jun07     Feb07      Dec06
 Last Prin Pay                 Feb21      Dec15      Feb13     Jul08      Mar08
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class 3-AV-3 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.40%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     40        40         40         40        40
================================================================================
 WAL (yr)                      14.60      9.93       7.35       2.92      2.61
 MDUR (yr)                     10.92      8.11       6.31       2.74      2.47
 First Prin Pay                Apr20      Aug15      Jan13     Jul08      Mar08
 Last Prin Pay                 Apr20      Aug15      Jan13     Aug08      May08
--------------------------------------------------------------------------------


Class 3-AV-3 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.40%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     47        48         49         40        40
================================================================================
 WAL (yr)                      19.62      13.54      9.88       2.92      2.61
 MDUR (yr)                     13.31      10.25      8.02       2.74      2.47
 First Prin Pay                Feb21      Dec15      Feb13     Jul08      Mar08
 Last Prin Pay                 Nov31      Mar25      Feb20     Aug08      May08
--------------------------------------------------------------------------------


Class MV-1 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.47%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     47        47         47         47        47
================================================================================
 WAL (yr)                       9.05      6.01       5.10       5.51      4.33
 MDUR (yr)                      7.32      5.20       4.55       4.90      3.93
 First Prin Pay                Dec09      Oct08      Aug09     Aug08      May08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-1 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.47%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     48        48         48         51        50
================================================================================
 WAL (yr)                       9.73      6.49       5.43       6.78      5.20
 MDUR (yr)                      7.65      5.48       4.78       5.83      4.62
 First Prin Pay                Dec09      Oct08      Aug09     Aug08      May08
 Last Prin Pay                 Mar30      Apr23      Aug18     Oct16      May14
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MV-2 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.50%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     50        50         50         50        50
================================================================================
 WAL (yr)                       9.05      6.01       4.79       4.56      3.62
 MDUR (yr)                      7.31      5.19       4.28       4.12      3.34
 First Prin Pay                Dec09      Oct08      Mar09     Jul09      Oct08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-2 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.50%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     51        51         51         51        51
================================================================================
 WAL (yr)                       9.71      6.47       5.11       4.79      3.78
 MDUR (yr)                      7.63      5.46       4.50       4.30      3.46
 First Prin Pay                Dec09      Oct08      Mar09     Jul09      Oct08
 Last Prin Pay                 Jun29      Aug22      Feb18     Mar15      Feb13
--------------------------------------------------------------------------------


Class MV-3 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.53%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     53        53         53         53        53
================================================================================
 WAL (yr)                       9.05      6.01       4.68       4.16      3.39
 MDUR (yr)                      7.30      5.18       4.19       3.78      3.14
 First Prin Pay                Dec09      Oct08      Feb09     Apr09      Sep08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-3 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.53%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     54        54         54         54        54
================================================================================
 WAL (yr)                       9.69      6.45       4.99       4.38      3.54
 MDUR (yr)                      7.61      5.45       4.40       3.95      3.26
 First Prin Pay                Dec09      Oct08      Feb09     Apr09      Sep08
 Last Prin Pay                 Jun28      Sep21      May17     Aug14      Sep12
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MV-4 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.62%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     62        62         62         62        62
================================================================================
 WAL (yr)                       9.05      6.01       4.64       4.02      3.34
 MDUR (yr)                      7.26      5.17       4.14       3.66      3.09
 First Prin Pay                Dec09      Oct08      Jan09     Feb09      Sep08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-4 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.62%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     63        63         63         63        63
================================================================================
 WAL (yr)                       9.67      6.44       4.93       4.24      3.48
 MDUR (yr)                      7.56      5.42       4.34       3.82      3.20
 First Prin Pay                Dec09      Oct08      Jan09     Feb09      Sep08
 Last Prin Pay                 Jan28      Apr21      Feb17     Jun14      Jul12
--------------------------------------------------------------------------------


Class MV-5 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.65%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     65        65         65         65        65
================================================================================
 WAL (yr)                       9.05      6.01       4.61       3.92      3.30
 MDUR (yr)                      7.25      5.16       4.11       3.57      3.05
 First Prin Pay                Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-5 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.65%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     66        66         66         66        66
================================================================================
 WAL (yr)                       9.65      6.42       4.89       4.12      3.43
 MDUR (yr)                      7.54      5.41       4.30       3.72      3.15
 First Prin Pay                Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay                 Jun27      Oct20      Oct16     Feb14      Apr12
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Class MV-6 (To Call)
--------------------------------------------------------------------------------
 Margin                       0.70%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     70        70         70         70        70
================================================================================
 WAL (yr)                       9.05      6.01       4.60       3.88      3.29
 MDUR (yr)                      7.23      5.15       4.10       3.53      3.04
 First Prin Pay                Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-6 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       0.70%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                     71        72         71         71        71
================================================================================
 WAL (yr)                       9.63      6.40       4.87       4.07      3.41
 MDUR (yr)                      7.51      5.39       4.28       3.67      3.13
 First Prin Pay                Dec09      Oct08      Dec08     Dec08      Aug08
 Last Prin Pay                 Nov26      Apr20      May16     Oct13      Jan12
--------------------------------------------------------------------------------


Class MV-7 (To Call)
--------------------------------------------------------------------------------
 Margin                       1.20%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    120        120        120       120        120
================================================================================
 WAL (yr)                       9.05      6.01       4.57       3.83      3.25
 MDUR (yr)                      7.05      5.06       4.02       3.45      2.97
 First Prin Pay                Dec09      Oct08      Nov08     Nov08      Jul08
 Last Prin Pay                 Apr20      Aug15      Jan13     May11      Apr10
--------------------------------------------------------------------------------


Class MV-7 (To Maturity)
--------------------------------------------------------------------------------
 Margin                       1.20%
--------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
================================================================================
 DM @ 100-00                    122        122        122       122        122
================================================================================
 WAL (yr)                       9.60      6.37       4.82       4.01      3.37
 MDUR (yr)                      7.30      5.27       4.18       3.58      3.06
 First Prin Pay                Dec09      Oct08      Nov08     Nov08      Jul08
 Last Prin Pay                 May26      Nov19      Jan16     Aug13      Nov11
--------------------------------------------------------------------------------

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


        Class AF-1 Corridor Contract Agreement Schedule and
                            Strike Rates
-------------------------------------------------------------------
              Notional Schedule         Cap Strike      Cap Ceiling
Period               ($)                    (%)             (%)
-------------------------------------------------------------------
1                81,794,000              5.26552%         9.00000%
2                80,373,601              5.94491%         9.00000%
3                78,590,474              6.14303%         9.00000%
4                76,328,308              5.94483%         9.00000%
5                73,587,725              5.94478%         9.00000%
6                70,372,007              6.58168%         9.00000%
7                66,687,163              5.94470%         9.00000%
8                62,541,978              6.14281%         9.00000%
9                57,952,978              5.94462%         9.00000%
10               52,936,375              6.14274%         9.00000%
11               48,021,268              5.94417%         9.00000%
12               43,205,552              5.90688%         9.00000%
13               38,491,300              6.10375%         9.00000%
14               33,872,328              5.90682%         9.00000%
15               29,346,620              6.10367%         9.00000%
16               24,912,203              5.90675%         9.00000%
17               20,567,146              5.90671%         9.00000%
18               16,309,556              6.53953%         9.00000%
19               12,137,581              5.90663%         9.00000%
20                8,049,408              6.10348%         9.00000%
21                4,142,990              5.90656%         9.00000%
22                  384,587              6.10341%         9.00000%
-------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                      Class 2-AV Corridor Contract Agreement Schedule and Strike Rates
------------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike        Cap Ceiling                 Notional Schedule     Cap Strike      Cap Ceiling
Period                ($)               (%)               (%)         Period            ($)                (%)              (%)
------------------------------------------------------------------------------------------------------------------------------------
1                 273,131,000         5.34017%          9.75000%        31           76,574,910          7.12484%         9.74651%
2                 270,236,764         6.06139%          9.75000%        32           71,426,376          7.37060%         9.74638%
3                 266,674,722         6.27167%          9.75000%        33           66,180,602          7.12368%         9.74652%
4                 262,448,864         6.06120%          9.75000%        34           56,283,138          7.38429%         9.74394%
5                 257,566,638         6.06202%          9.75000%        35           46,948,466          7.20034%         9.73538%
6                 252,039,067         6.74545%          9.75000%        36           38,149,795          8.56260%         9.67509%
7                 245,881,002         6.06837%          9.75000%        37           29,855,190          8.85671%         9.67251%
8                 239,111,695         6.27888%          9.75000%        38           29,855,190          8.56358%         9.67489%
9                 231,752,641         6.06817%          9.75000%        39           29,855,190          8.85797%         9.67227%
10                223,832,278         6.27868%          9.75000%        40           29,855,190          8.56951%         9.67060%
11                215,380,108         6.06888%          9.75000%        41           29,855,190          8.60480%         9.64971%
12                206,461,399         6.07538%          9.75000%
13                197,787,580         6.28617%          9.75000%
14                189,351,661         6.07528%          9.75000%
15                181,147,138         6.28607%          9.75000%
16                173,167,686         6.07518%          9.75000%
17                165,407,154         6.07603%          9.75000%
18                157,859,588         6.76100%          9.75000%
19                150,519,346         6.08247%          9.75000%
20                143,380,542         6.29350%          9.75000%
21                136,437,667         6.08237%          9.75000%
22                129,685,365         6.30051%          9.75000%
23                123,118,542         6.13218%          9.75000%
24                116,732,602         6.65526%          9.75000%
25                110,512,031         6.88540%          9.75000%
26                104,462,406         6.65519%          9.75000%
27                 98,579,047         6.88533%          9.75000%
28                 92,857,406         6.65917%          9.75000%
29                 87,281,903         6.67898%          9.74892%
30                 81,860,572         7.63345%          9.74627%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                      Class 3-AV Corridor Contract Agreement Schedule and Strike Rates
                      ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike        Cap Ceiling                 Notional Schedule     Cap Strike      Cap Ceiling
Period                ($)               (%)               (%)         Period            ($)                (%)              (%)
------------------------------------------------------------------------------------------------------------------------------------
1                  84,869,000         5.15077%           8.75000%       31           24,086,016          7.16675%         9.24229%
2                  83,992,789         5.84746%           8.75000%       32           22,486,705          7.41352%         9.24203%
3                  82,908,860         6.05052%           8.75000%       33           20,883,345          7.16504%         9.24228%
4                  81,618,328         5.84708%           8.75000%       34           17,796,771          7.42445%         9.24104%
5                  80,123,383         5.84689%           8.75000%       35           14,886,036          7.21626%         9.23158%
6                  78,427,309         6.50721%           8.75000%       36           12,141,158          8.66298%         9.21679%
7                  76,534,598         5.85308%           8.75000%       37            9,548,336          8.96066%        10.21565%
8                  74,451,754         6.05632%           8.75000%       38            9,548,336          8.66431%        10.21664%
9                  72,185,304         5.85271%           8.75000%       39            9,548,336          8.96216%        10.21543%
10                 69,742,852         6.05596%           8.75000%       40            9,548,336          8.66938%        10.21016%
11                 67,133,689         5.85239%           8.75000%       41            9,548,336          8.68642%        10.19171%
12                 64,374,250         5.85888%           8.75000%       42            9,548,336         10.46961%        10.46961%
13                 61,690,203         6.06241%           8.75000%       43            9,548,336          9.43231%         9.56657%
14                 59,079,415         5.85869%           8.75000%       44            9,548,336          9.75513%         9.75513%
15                 56,539,892         6.06221%           8.75000%       45            9,548,336          9.43247%         9.56628%
16                 54,069,693         5.85849%           8.75000%       46            9,548,336          9.75533%         9.75533%
17                 51,666,931         5.85839%           8.75000%       47            9,548,336          9.44289%         9.53536%
18                 49,329,768         6.51829%           8.74825%
19                 47,056,474         5.86319%           8.74841%
20                 44,845,252         6.06686%           8.74836%
21                 42,694,411         5.86299%           8.74841%
22                 40,602,307         6.07315%           8.74837%
23                 38,567,403         5.89945%           8.74841%
24                 36,588,018         6.52769%           8.74531%
25                 34,652,241         6.75346%           9.24515%
26                 32,769,540         6.52740%           9.24531%
27                 30,938,464         6.75315%           9.24515%
28                 29,157,603         6.53337%           9.24531%
29                 27,417,723         6.54927%           9.24530%
30                 25,726,042         7.67877%           9.24177%


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

------------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike        Cap Ceiling                 Notional Schedule     Cap Strike      Cap Ceiling
Period                ($)               (%)               (%)         Period            ($)                (%)              (%)
------------------------------------------------------------------------------------------------------------------------------------
1                 123,750,000         4.67527%           7.63000%       31          123,750,000          6.51477%         8.62550%
2                 123,750,000         5.39067%           7.63000%       32          123,750,000          6.76078%         8.62536%
3                 123,750,000         5.59925%           7.63000%       33          123,750,000          6.51349%         8.62552%
4                 123,750,000         5.39044%           7.63000%       34          123,750,000          6.77381%         8.62325%
5                 123,750,000         5.39102%           7.63000%       35          123,750,000          6.58411%         8.61448%
6                 123,750,000         6.06897%           7.63000%       36          123,750,000          7.96639%         8.56497%
7                 123,750,000         5.39733%           7.63000%       37          123,750,000          8.26135%         9.56274%
8                 123,750,000         5.60612%           7.63000%       38          119,293,420          7.96744%         9.56477%
9                 123,750,000         5.39709%           7.63000%       39          111,547,814          8.26264%         9.56248%
10                123,750,000         5.60588%           7.63000%       40          105,215,139          7.97315%         9.55996%
11                123,750,000         5.39756%           7.63000%       41          100,064,884          8.00411%         9.53965%
12                123,750,000         5.40405%           7.63000%       42           95,889,359          9.25000%         9.25000%
13                123,750,000         5.61313%           7.63000%       43           91,858,529          8.84707%         9.04280%
14                123,750,000         5.40393%           7.63000%       44           87,947,157          9.17104%         9.17104%
15                123,750,000         5.61300%           7.63000%       45           84,151,715          8.84720%         9.04256%
16                123,750,000         5.40381%           7.63000%       46           80,468,781          9.17134%         9.17134%
17                123,750,000         5.40444%           7.63000%       47           76,895,076          8.86495%         9.01075%
18                123,750,000         6.08347%           7.62959%
19                123,750,000         5.41049%           7.62963%
20                123,750,000         5.61977%           7.62961%
21                123,750,000         5.41037%           7.62963%
22                123,750,000         5.62661%           7.62961%
23                123,750,000         5.45701%           7.62963%
24                123,750,000         6.00502%           7.62889%
25                123,750,000         6.23412%           8.62885%
26                123,750,000         6.00490%           8.62889%
27                123,750,000         6.23400%           8.62885%
28                123,750,000         6.00935%           8.62889%
29                123,750,000         6.02823%           8.62806%
30                123,750,000         7.02419%           8.62520%
------------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                 Class AF-1 Available Funds Rate Schedule (1)
                 --------------------------------------------


               -------------------------------------------------------------
                                          Available
                                          Funds Rate       Available Funds
                      Period                 (%)              Rate (%)
               -------------------------------------------------------------
                                             (2)                 (3)
                      1                     5.266               5.266
                      2                     5.945               9.000
                      3                     6.143               9.000
                      4                     5.945               9.000
                      5                     5.945               9.000
                      6                     6.582               9.000
                      7                     5.945               9.000
                      8                     6.143               9.000
                      9                     5.945               9.000
                      10                    6.143               9.000
                      11                    5.944               9.000
                      12                    5.907               9.000
                      13                    6.104               9.000
                      14                    5.907               9.000
                      15                    6.104               9.000
                      16                    5.907               9.000
                      17                    5.907               9.000
                      18                    6.540               9.000
                      19                    5.907               9.000
                      20                    6.103               9.000
                      21                    5.907               9.000
                      22                    6.103               9.000
               -------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                Class 2-AV-1 Available Funds Rate Schedule (1)
                ----------------------------------------------

-----------------------------------------------------------------------------
             Available      Available               Available     Available
               Funds          Funds                   Funds         Funds
  Period      Rate (%)       Rate (%)     Period     Rate (%)      Rate (%)
-----------------------------------------------------------------------------
                (2)             (3)                     (2)            (3)
     1         5.590           5.590        49         10.259        11.868
     2         6.311          10.000        50         9.928         11.485
     3         6.522          10.000        51         10.259        11.868
     4         6.311          10.000        52         9.928         11.490
     5         6.312          10.000        53         9.928         11.525
     6         6.995          10.000        54         10.991        13.733
     7         6.318          10.000        55         9.928         12.404
     8         6.529          10.000        56         10.259        12.818
     9         6.318          10.000        57         9.928         12.404
    10         6.529          10.000        58         10.259        12.818
    11         6.319          10.000        59         9.928         12.422
    12         6.325          10.000        60         9.928         12.977
    13         6.536          10.000        61         10.259        13.409
    14         6.325          10.000        62         9.928         12.977
    15         6.536          10.000        63         10.259        13.409
    16         6.325          10.000        64         9.928         12.977
    17         6.326          10.000        65         9.928         12.977
    18         7.011          10.000        66         10.992        14.367
    19         6.332          10.000        67         9.928         12.977
    20         6.544          10.000        68         10.259        13.409
    21         6.332          10.000        69         9.928         12.977
    22         6.551          10.000        70         10.259        13.409
    23         6.382          10.000        71         9.928         12.977
    24         6.905          10.000        72         9.928         12.977
    25         7.135          10.000        73         10.259        13.409
    26         6.905          10.000        74         9.928         12.977
    27         7.135          10.000        75         10.259        13.409
    28         6.908          10.000        76         9.928         12.977
    29         6.927          10.000        77         9.928         12.977
    30         7.880          10.000        78         10.613        13.872
    31         7.372          10.000        79         9.928         12.977
    32         7.617          10.000        80         10.259        13.410
    33         7.371          10.000        81         9.928         12.977
    34         7.630          10.000        82         10.259        13.410
    35         7.439          10.000        83         9.928         12.977
    36         8.665          10.000        84         9.928         12.977
    37         8.954          10.000        85         10.259        13.410
    38         8.665          10.000        86         9.928         12.977
    39         8.955          10.000        87         10.259        13.410
    40         8.669          10.000        88         9.928         12.977
    41         8.704          10.000 --------------------------------------
    42         10.605         11.387
    43         9.579          10.285
    44         9.898          10.628
    45         9.579          10.286
    46         9.898          10.635
    47         9.588          10.338
    48         9.928          11.485
------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                 Class 3-AV Available Funds Rate Schedule (1)
                 --------------------------------------------


-----------------------------------------------------------------------------
             Available      Available               Available     Available
               Funds          Funds                   Funds         Funds
  Period      Rate (%)       Rate (%)     Period     Rate (%)      Rate (%)
-----------------------------------------------------------------------------
                (2)           (3)                      (2)            (3)
     1         5.401         5.401           49       10.281        11.951
     2         6.097         9.000           50        9.950        11.566
     3         6.301         9.000           51       10.281        11.951
     4         6.097         9.000           52        9.950        11.569
     5         6.097         9.000           53        9.950        11.585
     6         6.757         9.000           54       11.016        13.655
     7         6.103         9.000           55        9.950        12.333
     8         6.306         9.000           56       10.282        12.745
     9         6.103         9.000           57        9.950        12.333
    10         6.306         9.000           58       10.282        12.745
    11         6.102         9.000           59        9.950        12.341
    12         6.109         9.000           60        9.950        12.811
    13         6.312         9.000           61       10.282        13.238
    14         6.109         9.000           62        9.950        12.811
    15         6.312         9.000           63       10.282        13.238
    16         6.108         9.000           64        9.950        12.811
    17         6.108         9.000           65        9.950        12.811
    18         6.767         9.000           66       11.016        14.184
    19         6.112         9.000           67        9.950        12.811
    20         6.316         9.000           68       10.282        13.238
    21         6.112         9.000           69        9.950        12.811
    22         6.322         9.000           70       10.282        13.238
    23         6.148         9.000           71        9.950        12.811
    24         6.776         9.000           72        9.950        12.811
    25         7.002         9.500           73       10.282        13.238
    26         6.776         9.500           74        9.950        12.811
    27         7.002         9.500           75       10.282        13.238
    28         6.782         9.500           76        9.950        12.811
    29         6.796         9.500           77        9.950        12.811
    30         7.925         9.500           78       10.637        13.695
    31         7.413         9.500           79        9.950        12.811
    32         7.660         9.500           80       10.282        13.238
    33         7.412         9.500           81        9.950        12.811
    34         7.669         9.500           82       10.282        13.238
    35         7.457         9.500           83        9.950        12.811
    36         8.724         9.500           84        9.950        12.811
    37         9.016        10.500           85       10.282        13.238
    38         8.726        10.500           86        9.950        12.811
    39         9.017        10.500           87       10.282        13.238
    40         8.729        10.500           88        9.951        12.811
    41         8.745        10.500  ----------------------------------------
    42        10.511        11.476
    43         9.494        10.500
    44         9.811        10.711
    45         9.494        10.500
    46         9.811        10.720
    47         9.499        10.500
    48         9.950        11.565
----------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------


-----------------------------------------------------------------------------
             Available      Available               Available     Available
               Funds          Funds                   Funds         Funds
  Period      Rate (%)       Rate (%)     Period     Rate (%)      Rate (%)
-----------------------------------------------------------------------------
                (2)            (3)                      (2)          (3)
     1         5.545          5.545        49         10.264       11.887
     2         6.261          8.500        50          9.933       11.504
     3         6.469          8.500        51         10.264       11.888
     4         6.260          8.500        52          9.933       11.509
     5         6.261          8.500        53          9.933       11.539
     6         6.939          8.500        54         10.997       13.715
     7         6.267          8.500        55          9.933       12.387
     8         6.476          8.500        56         10.264       12.800
     9         6.267          8.500        57          9.933       12.388
    10         6.476          8.500        58         10.264       12.801
    11         6.268          8.500        59          9.933       12.403
    12         6.274          8.500        60          9.933       12.937
    13         6.483          8.500        61         10.264       13.369
    14         6.274          8.500        62          9.933       12.937
    15         6.483          8.500        63         10.264       13.369
    16         6.274          8.500        64          9.933       12.937
    17         6.274          8.500        65          9.933       12.937
    18         6.953          8.500        66         10.998       14.323
    19         6.280          8.500        67          9.933       12.937
    20         6.489          8.500        68         10.264       13.369
    21         6.280          8.500        69          9.933       12.937
    22         6.496          8.500        70         10.264       13.369
    23         6.327          8.500        71          9.933       12.937
    24         6.874          8.500        72          9.933       12.937
    25         7.103          9.500        73         10.264       13.369
    26         6.874          9.500        74          9.933       12.937
    27         7.103          9.500        75         10.265       13.369
    28         6.878          9.500        76          9.933       12.937
    29         6.896          9.500        77          9.933       12.937
    30         7.891          9.500        78         10.619       13.830
    31         7.382          9.500        79          9.934       12.938
    32         7.627          9.500        80         10.265       13.369
    33         7.380          9.500        81          9.934       12.938
    34         7.639          9.500        82         10.265       13.369
    35         7.443          9.500        83          9.934       12.938
    36         8.679          9.500        84          9.934       12.938
    37         8.968         10.500        85         10.265       13.369
    38         8.680         10.500        86          9.934       12.938
    39         8.970         10.500        87         10.265       13.369
    40         8.684         10.500        88          9.934       12.938
    41         8.714         10.500 -------------------------------------
    42        10.583         11.408
    43         9.559         10.500
    44         9.878         10.648
    45         9.559         10.500
    46         9.878         10.655
    47         9.567         10.500
    48         9.933         11.504
-----------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                    Group 1
                                           Fixed        $250,001,451
                                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                      Range
(As of Calculation Date)                                                              -----

Total Number of Loans                                          1,156
Total Outstanding Balance                               $250,001,451
Average Loan Balance                                        $216,264            $49,922 to $646,849
WA Mortgage Rate                                              6.652%             5.500% to 10.500%
Net WAC                                                       6.143%             4.991% to 9.991%
WA Original Term (months)                                        355                180 to 360
WA Remaining Term (months)                                       354                 98 to 360
WA LTV                                                        77.91%             31.52% to 100.00%
   Percentage of Pool with CLTV > 100%                         0.00%

WA FICO                                                         622

Secured by (% of pool) 1st Liens                            100.00%
                       2nd Liens                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)             92.26%

--------------------------------------------------------------------------------------------------------------------------------
Top 5 States:       Top 5 Prop:       Doc Types:        Purpose Codes:      Occ Codes:       Grades:         Orig PP Term:
-------------       -----------       ----------        --------------      ----------       -------         -------------

CA    35.31%      SFR      77.44%   FULL      77.55%    RCO      90.96%    OO    97.29%     A     77.04%      0      7.74%
FL    16.51%      PUD      12.89%   STATED    22.45%    PUR       6.54%    INV    1.87%     A-     5.26%      12     9.74%
NY     7.59%      2 FAM     5.16%                       RNC       2.50%    2H     0.83%     B      7.92%      24     6.35%
VA     4.95%      CND       3.28%                                                           C      6.11%      36    14.79%
NV     4.06%      3 FAM     0.54%                                                           C-     3.15%      60    61.39%
                                                                                            D      0.52%
================================================================================================================================


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1




   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                    Program
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
15Yr Fixed                      $4,972,188     37      1.99      $134,383      6.762     177.95    616   78.8
15Yr Fixed - CC                 $1,710,871     12      0.68      $142,573      8.068     178.93    579   77.9
20Yr Fixed                        $164,821      1      0.07      $164,821      5.875     238.00    694   75.3
30Yr Fixed                    $182,085,449    823     72.83      $221,246      6.521     358.88    622   76.9
30Yr Fixed - CC                $24,221,613    149      9.69      $162,561      7.996     358.87    591   84.5
30Yr Fixed - IO - 60           $36,660,255    133     14.66      $275,641      6.336     358.96    646   78.5
30/15 Fixed Balloon               $186,255      1      0.07      $186,255      7.250     179.00    613   80.0
-------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Original Term
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
Fixed 180                       $6,869,314      50      2.75      $137,386      7.100     178.22    606   78.6
Fixed 240                         $164,821       1      0.07      $164,821      5.875     238.00    694   75.3
Fixed 360                     $242,967,317   1,105     97.19      $219,880      6.640     358.89    622   77.9
-------------------------------------------------------------------------------------------------------------
                              $250,001,451   1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00            $49,922       1     0.02       $49,922      8.125     179.00    627   95.0
$50,000.01 - $75,000.00         $1,170,359      18     0.47       $65,020      7.727     312.00    634   83.6
$75,000.01 - $100,000.00        $7,787,780      88     3.12       $88,498      7.095     333.97    617   81.6
$100,000.01 - $150,000.00      $32,649,936     257    13.06      $127,043      6.978     346.66    607   80.5
$150,000.01 - $200,000.00      $42,877,781     244    17.15      $175,729      6.897     353.28    612   78.5
$200,000.01 - $250,000.00      $39,510,467     176    15.80      $224,491      6.698     350.97    612   77.3
$250,000.01 - $300,000.00      $43,021,982     157    17.21      $274,025      6.529     357.65    617   76.6
$300,000.01 - $350,000.00      $29,362,363      91    11.74      $322,663      6.549     358.87    628   77.0
$350,000.01 - $400,000.00      $21,010,851      56     8.40      $375,194      6.267     358.93    635   76.2
$400,000.01 - $450,000.00      $11,419,787      27     4.57      $422,955      6.374     359.00    650   76.4
$450,000.01 - $500,000.00      $11,937,959      25     4.78      $477,518      6.220     359.00    659   78.4
$500,000.01 - $550,000.00       $3,143,307       6     1.26      $523,884      6.096     358.84    699   75.3
$550,000.01 - $600,000.00       $2,914,167       5     1.17      $582,833      6.502     358.98    654   85.4
$600,000.01 - $650,000.00       $3,144,790       5     1.26      $628,958      6.399     359.00    615   77.3
-------------------------------------------------------------------------------------------------------------
                              $250,001,451   1,156   100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                     State
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
Alaska                             $126,454     1     0.05       $126,454      7.375     358.00    567   85.0
Arizona                          $9,971,592    56     3.99       $178,064      6.817     350.33    609   79.6
Arkansas                           $468,397     3     0.19       $156,132      7.184     359.00    597   94.4
California                      $88,281,784   308    35.31       $286,629      6.279     357.69    636   73.5
Colorado                         $2,077,653    12     0.83       $173,138      6.949     359.01    621   83.3
Connecticut                      $1,264,811     4     0.51       $316,203      6.307     359.00    613   73.1
Delaware                         $1,093,790     5     0.44       $218,758      7.143     358.94    602   77.8
Florida                         $41,286,600   230    16.51       $179,507      6.909     353.75    607   80.2
Georgia                            $813,204     4     0.33       $203,301      7.256     358.21    606   77.9
Hawaii                           $6,097,787    16     2.44       $381,112      5.972     358.91    662   72.4
Idaho                              $506,345     4     0.20       $126,586      7.304     359.26    613   89.8
Illinois                         $2,089,830    13     0.84       $160,756      7.471     348.20    608   85.7
Indiana                          $1,026,026     8     0.41       $128,253      7.540     295.22    644   91.0
Kansas                             $204,980     2     0.08       $102,490      7.750     359.00    608   83.7
Kentucky                           $706,791     7     0.28       $100,970      7.786     338.69    594   89.7
Louisiana                        $2,146,865    14     0.86       $153,347      7.312     330.82    603   84.4
Maine                            $1,979,434     9     0.79       $219,937      6.978     359.01    590   82.0
Maryland                         $4,285,458    20     1.71       $214,273      6.944     359.00    604   79.3
Massachusetts                      $547,899     3     0.22       $182,633      6.820     359.00    582   78.2
Michigan                         $2,348,714    13     0.94       $180,670      7.259     358.80    587   81.6
Minnesota                        $1,704,825     9     0.68       $189,425      7.400     358.89    594   84.1
Mississippi                        $904,606     8     0.36       $113,076      7.407     336.91    624   87.4
Missouri                         $2,483,948    19     0.99       $130,734      7.130     358.88    617   85.6
Montana                            $663,076     4     0.27       $165,769      6.744     359.00    623   83.3
Nebraska                           $194,471     1     0.08       $194,471      8.875     359.00    541   94.0
Nevada                          $10,139,234    44     4.06       $230,437      6.565     352.14    616   79.9
New Hampshire                    $1,310,432     6     0.52       $218,405      6.556     331.04    634   75.0
New Jersey                       $2,735,431    13     1.09       $210,418      6.812     348.53    613   77.8
New Mexico                         $240,326     2     0.10       $120,163      8.174     359.57    574   87.2
New York                        $18,976,082    64     7.59       $296,501      6.755     359.04    617   75.3
North Carolina                   $1,927,553    11     0.77       $175,232      7.450     358.62    585   81.3
North Dakota                       $220,000     1     0.09       $220,000      5.875     359.00    622   63.8
Ohio                               $746,413     6     0.30       $124,402      7.867     306.39    625   91.5
Oklahoma                         $1,293,250    11     0.52       $117,568      7.176     326.03    613   86.0
Oregon                           $2,733,641    13     1.09       $210,280      6.467     346.19    634   82.2
Pennsylvania                     $3,886,468    25     1.55       $155,459      6.632     346.90    622   82.5
Rhode Island                       $740,020     4     0.30       $185,005      6.645     359.00    625   76.8
Tennessee                        $3,206,385    23     1.28       $139,408      7.114     325.07    612   89.0
Texas                            $5,556,105    42     2.22       $132,288      6.772     336.40    637   80.4
Utah                               $343,359     3     0.14       $114,453      6.467     358.61    640   82.7
Vermont                            $469,604     2     0.19       $234,802      6.920     359.00    631   82.2
Virginia                        $12,374,499    57     4.95       $217,096      6.841     353.60    596   80.3
Washington                       $5,996,754    28     2.40       $214,170      6.572     353.55    662   83.6
West Virginia                      $904,016     6     0.36       $150,669      6.968     347.72    621   81.4
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report
--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
Wisconsin                       $1,425,051     10      0.57       $142,505      7.473     359.00    627   87.9
Wyoming                           $728,363      5      0.29       $145,673      7.460     359.00    637   91.0
--------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00       $216,264      6.652     353.85    622   77.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
<= 50.00                        $2,338,962     15       0.94      $155,931      6.439     341.88    606   44.8
50.01 - 55.00                   $5,157,175     22       2.06      $234,417      6.298     352.34    606   52.7
55.01 - 60.00                  $10,438,245     50       4.18      $208,765      6.508     353.10    595   57.6
60.01 - 65.00                  $21,100,708     94       8.44      $224,476      6.359     352.71    604   63.4
65.01 - 70.00                  $25,959,503    108      10.38      $240,366      6.452     358.27    617   68.4
70.01 - 75.00                  $30,542,500    125      12.22      $244,340      6.427     355.59    619   73.3
75.01 - 80.00                  $57,538,236    252      23.02      $228,326      6.464     353.58    631   79.1
80.01 - 85.00                  $32,315,155    154      12.93      $209,839      6.799     354.01    612   84.1
85.01 - 90.00                  $47,039,642    233      18.82      $201,887      6.949     352.81    632   89.3
90.01 - 95.00                  $11,930,647     73       4.77      $163,434      7.468     351.63    625   94.1
95.01 - 100.00                  $5,640,678     30       2.26      $188,023      7.437     350.98    671   99.3
--------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156     100.00      $216,264      6.652     353.85    622   77.9
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------
5.001 - 5.500                   $2,056,449       9     0.82      $228,494       5.500    343.43    725   69.0
5.501 - 6.000                  $58,886,006     237    23.55      $248,464       5.911    355.35    653   71.6
6.001 - 6.500                  $81,166,156     347    32.47      $233,908       6.311    356.42    628   77.7
6.501 - 7.000                  $51,364,603     232    20.55      $221,399       6.796    353.26    609   81.1
7.001 - 7.500                  $16,672,777      83     6.67      $200,877       7.289    356.87    593   78.1
7.501 - 8.000                  $27,996,773     171    11.20      $163,724       7.787    347.75    590   82.8
8.001 - 8.500                   $6,118,076      41     2.45      $149,221       8.308    342.68    593   86.1
8.501 - 9.000                   $4,175,645      24     1.67      $173,985       8.772    355.80    576   87.0
9.001 - 9.500                     $405,724       4     0.16      $101,431       9.271    252.68    586   92.2
9.501 - 10.000                    $946,510       6     0.38      $157,752       9.844    327.17    593   93.0
10.001 - 10.500                   $212,733       2     0.09      $106,367      10.426    358.11    546   64.2
-------------------------------------------------------------------------------------------------------------
                              $250,001,451   1,156   100.00      $216,264       6.652    353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                 Property Type
-------------------------------------------------------------------------------------------------------------
PUD                            $32,220,706    143     12.89      $225,320      6.701     357.57    625   80.3
2 FAM                          $12,890,746     46      5.16      $280,234      6.630     356.11    632   70.6
CND                             $8,190,404     46      3.28      $178,052      6.714     358.81    638   78.1
3 FAM                           $1,340,089      4      0.54      $335,022      7.283     337.91    618   64.1
CNDP                            $1,180,782      4      0.47      $295,195      6.305     359.34    674   83.7
4 FAM                             $503,117      3      0.20      $167,706      7.402     359.00    603   83.3
MNF                                $63,977      1      0.03       $63,977      9.125      98.00    560   70.0
-------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                    Purpose
-------------------------------------------------------------------------------------------------------------
RCO                           $227,393,100  1,042     90.96      $218,228      6.663     353.57    618   77.3
PUR                            $16,351,892     71      6.54      $230,308      6.476     357.94    671   84.3
RNC                             $6,256,459     43      2.50      $145,499      6.722     353.34    624   85.1
-------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                    Occupancy
-------------------------------------------------------------------------------------------------------------
INV                             $4,680,801     24      1.87      $195,033      6.676     351.21    621   67.4
2H                              $2,081,827     11      0.83      $189,257      6.704     343.26    622   63.5
-------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
121 - 180                       $6,805,337     49      2.72       $138,884      7.081     178.97    607   78.7
181 - 300                         $227,015      2      0.09       $113,507      7.005     247.59    660   75.9
301 - 360                     $242,905,123  1,104     97.16       $220,023      6.639     358.91    622   77.9
--------------------------------------------------------------------------------------------------------------
                              $250,001,451  1,156    100.00       $216,264      6.652     353.85    622   77.9
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report
-------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Type
-------------------------------------------------------------------------------------------------------------
FULL                          $193,880,703   940      77.55      $206,256      6.643     353.94    618   79.1
STATED INCOME                  $56,120,749   216      22.45      $259,818      6.682     353.51    636   73.9
------------------------ ------------------ ------- ---------- -------------- --------- --------- ------ -----
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
------------------------ ------------------ ------- ---------- -------------- --------- --------- ------ -----


-------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------
801 - 820                         $592,142      3      0.24      $197,381      5.949     359.09    811   69.9
781 - 800                       $1,810,289      7      0.72      $258,613      5.933     359.11    786   84.5
761 - 780                       $1,817,096      6      0.73      $302,849      6.095     358.80    769   88.2
741 - 760                       $2,776,105     10      1.11      $277,610      6.086     359.00    750   80.8
721 - 740                       $5,384,932     19      2.15      $283,417      6.029     358.97    728   82.0
701 - 720                       $6,827,897     23      2.73      $296,865      6.110     359.12    710   80.6
681 - 700                      $15,114,041     58      6.05      $260,587      6.282     353.75    691   79.9
661 - 680                      $19,409,191     83      7.76      $233,846      6.345     355.70    670   80.5
641 - 660                      $28,267,844    122     11.31      $231,704      6.445     353.21    650   78.5
621 - 640                      $30,832,772    145     12.33      $212,640      6.518     355.48    630   78.4
601 - 620                      $47,377,485    235     18.95      $201,606      6.704     353.31    610   78.3
581 - 600                      $38,876,727    190     15.55      $204,614      6.808     351.34    591   76.9
561 - 580                      $23,048,400    117      9.22      $196,995      6.966     353.17    571   75.4
541 - 560                      $17,947,995     88      7.18      $203,954      7.224     351.54    550   76.1
521 - 540                       $6,379,068     33      2.55      $193,305      7.299     356.45    530   72.8
501 - 520                       $3,169,681     15      1.27      $211,312      7.249     352.20    510   63.2
<= 500                            $369,787      2      0.15      $184,893      8.821     359.00    500   82.7
-------------------- ---------------------- ------- ---------- -------------- --------- --------- ------ -----
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
-------------------- ---------------------- ------- ---------- -------------- --------- --------- ------ -----


-------------------------------------------------------------------------------------------------------------
                                                     Grade
-------------------------------------------------------------------------------------------------------------
A                             $192,603,533    870     77.04       $221,383      6.580    354.26    630    78.7
A-                             $13,141,221     59      5.26       $222,733      6.892    352.10    590    76.9
B                              $19,791,723     99      7.92       $199,916      6.786    352.76    595    74.9
C                              $15,285,091     76      6.11       $201,120      6.842    353.37    601    73.1
C-                              $7,876,475     44      3.15       $179,011      7.147    352.68    600    78.5
D                               $1,303,409      8      0.52       $162,926      7.699    339.50    563    77.1
----------------- ------------------------- ------- ---------- -------------- --------- -------- ------- -----
                              $250,001,451  1,156    100.00      $216,264      6.652    353.85    622    77.9
----------------- ------------------------- ------- ---------- -------------- --------- -------- ------- -----


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-6

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                   Group 1
                                              Fixed $250,001,451
                                               Detailed Report


-------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Months
-------------------------------------------------------------------------------------------------------------
12                             $24,345,971     88      9.74      $276,659      6.785     357.64    620   75.7
24                             $15,872,532     78      6.35      $203,494      6.827     354.98    611   80.3
36                             $36,974,149    151     14.79      $244,862      6.460     351.53    638   76.5
60                            $153,465,991    734     61.39      $209,082      6.604     354.55    621   78.1
----------------- ------------------------- ------- ---------- -------------- --------- --------- ------ -----
                              $250,001,451  1,156    100.00      $216,264      6.652     353.85    622   77.9
----------------- ------------------------- ------- ---------- -------------- --------- --------- ------ -----


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-7

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                        Range
                                                                                        -----
 (As of Calculation Date)

Total Number of Loans                                            1,920
Total Outstanding Balance                                  $381,543,330
Average Loan Balance                                           $198,720                $27,240 to $580,500
WA Mortgage Rate                                                 7.031%                 3.375% to 13.750%
Net WAC                                                          6.522%                 2.866% to 13.241%
ARM Characteristics
    WA Gross Margin                                              6.707%                 1.000% to 10.500%
    WA Months to First Roll                                          31                      1 to 36
    WA First Periodic Cap                                        1.664%                 1.000% to 3.000%
    WA Subsequent Periodic Cap                                   1.441%                 1.000% to 2.000%
    WA Lifetime Cap                                             13.920%                 8.500% to 20.750%
    WA Lifetime Floor                                            7.023%                 1.500% to 13.750%
WA Original Term (months)                                           360                    360 to 360
WA Remaining Term (months)                                          359                    283 to 360
WA LTV                                                           82.81%                 28.05% to 100.00%
    Percentage of Pool with CLTV > 100%                          0.00%


WA FICO                                                            597

Secured by (% of pool)         1st Liens                       100.00%
                               2nd Liens                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                81.62%




    Top 5 States        Top 5 Prop:     Doc Types:       Purpose Codes:  Occ Codes:         Grades       Orig PP Term:
    ------------        ----------      ---------        -------------   ---------          ------       ------------
CA     29.10%        SFR     72.89%   FULL    75.81%    RCO    74.33%   OO      97.34%    A      73.88%   0     18.38%
FL     14.25%        PUD     16.42%   STATED  24.19%    PUR    23.45%   INV      1.41%    A-      7.71%   12     4.45%
AZ      6.29%        CND      5.84%   RNC                       2.22%   2H       1.25%    B       7.59%   24    36.44%
IL      4.83%        2 FAM    3.53%                                                       C       6.73%   30     0.05%
VA      4.51%        3 FAM    0.55%                                                       C-      3.53%   36    40.68%
                                                                                          D       0.56%


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-1

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                    Program
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $2,946,600     15      0.77      $196,440      6.568     358.88    557   84.7
2/28 LIB6M                     $76,765,321    394     20.12      $194,836      7.098     358.67    595   82.6
2/28 LIB6M - IO - 24           $48,409,010    206     12.69      $234,995      6.769     358.83    606   83.1
2/28 LIB6M - IO - 60            $3,817,402     16      1.00      $238,588      6.704     358.00    601   76.9
3/27 LIB6M                    $170,619,720    925     44.72      $184,454      7.165     358.81    591   82.3
3/27 LIB6M - IO - 36           $75,114,853    346     19.69      $217,095      6.842     358.87    609   84.2
3/27 LIB6M - IO - 60            $3,870,424     18      1.01      $215,024      7.406     358.36    602   83.3
------------------------ ------------------ ------- ---------- -------------- --------- --------- ------ -----
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
------------------------ ------------------ ------- ---------- -------------- --------- --------- ------ -----


-------------------------------------------------------------------------------------------------------------
                                                 Original Term
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
ARM 360                       $281,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------
                              $281,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                             Range of Current Balance
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $208,324      5      0.05       $41,665      9.470     325.57    601   82.7
$50,000.01 - $75,000.00         $1,812,260     28      0.47       $64,724      8.123     353.09    605   94.0
$75,000.01 - $100,000.00       $11,152,439    124      2.92       $89,939      7.756     358.42    599   93.2
$100,000.01 - $150,000.00      $56,011,627    438     14.68      $127,880      7.375     358.85    599   89.6
$150,000.01 - $200,000.00      $81,569,859    462     21.38      $176,558      7.139     358.83    592   82.2
$200,000.01 - $250,000.00      $81,714,675    365     21.42      $223,876      7.015     358.81    596   80.6
$250,000.01 - $300,000.00      $77,485,494    283     20.31      $273,800      6.817     358.85    595   80.5
$300,000.01 - $350,000.00      $60,003,674    185     15.73      $324,344      6.755     358.89    601   81.8
$350,000.01 - $400,000.00       $8,257,610     23      2.16      $359,027      6.533     358.83    611   80.1
$400,000.01 - $450,000.00       $1,312,642      3      0.34      $437,547      6.535     359.00    616   69.6
$450,000.01 - $500,000.00       $1,434,225      3      0.38      $478,075      6.893     359.00    687   73.7
$550,000.01 - $600,000.00         $580,500      1      0.15      $580,500      8.350     359.00    602   90.0
--------------------------- --------------- ------- ---------- -------------- --------- --------- ------ -----
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
--------------------------- --------------- ------- ---------- -------------- --------- --------- ------ -----


-------------------------------------------------------------------------------------------------------------
                                                 State
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
Alabama                          $2,478,119    17      0.65      $145,772      7.489    358.79    611    92.3
Alaska                             $209,844     1      0.05      $209,844      7.500    359.00    617    92.9
Arizona                         $24,005,758   127      6.29      $189,022      6.900    358.84    589    81.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-2

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                 State
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
Arkansas                        $1,206,746    10      0.32       $120,675      7.765    359.00   603     96.2
California                    $111,033,466   435     29.10       $255,249      6.480    358.79   598     75.2
Colorado                        $7,081,229    37      1.86       $191,385      6.809    358.89   612     88.5
Connecticut                     $4,005,852    20      1.05       $200,293      7.125    358.97   590     83.3
Delaware                        $1,110,774     6      0.29       $185,129      7.261    358.83   597     89.1
District of Columbia            $1,674,555     6      0.44       $279,092      6.490    358.65   599     67.2
Florida                        $54,374,858   284     14.25       $191,461      7.185    358.93   596     84.7
Georgia                         $6,233,131    40      1.63       $155,828      7.798    358.73   602     95.3
Hawaii                          $2,147,156    6       0.56       $357,859      6.999    358.81   643     72.8
Idaho                           $1,858,151    13      0.49       $142,935      7.435    359.01   592     91.4
Illinois                       $18,413,866    94      4.83       $195,892      7.488    358.95   594     87.0
Indiana                         $3,323,812    29      0.87       $114,614      7.709    358.85   609     95.4
Iowa                            $1,159,621    10      0.30       $115,962      7.751    359.00   617     96.8
Kansas                          $1,617,322    10      0.42       $161,732      7.441    358.90   595     90.3
Kentucky                        $2,191,172    17      0.57       $128,892      7.266    358.84   597     90.3
Louisiana                       $1,849,756    14      0.48       $132,125      7.853    358.74   601     96.4
Maine                             $917,891     4      0.24       $229,473      7.910    359.00   627     90.9
Maryland                       $11,168,949    48      2.93       $232,686      7.353    358.82   585     84.3
Massachusetts                   $4,534,078    19      1.19       $238,636      6.907    359.00   590     83.4
Michigan                       $10,508,642    72      2.75       $145,953      7.751    358.81   600     91.4
Minnesota                       $9,075,408    48      2.38       $189,071      7.270    358.75   599     89.1
Mississippi                     $1,247,921    10      0.33       $124,792      7.207    358.82   567     88.0
Missouri                        $5,453,475    38      1.43       $143,512      7.757    358.90   598     91.5
Montana                         $1,818,773    13      0.48       $139,906      7.416    359.00   595     92.8
Nevada                         $17,175,202    78      4.50       $220,195      6.822    358.74   602     80.9
New Hampshire                   $2,035,947     9      0.53       $226,216      7.067    358.60   592     88.3
New Jersey                      $4,243,917    19      1.11       $223,364      7.277    358.78   609     82.0
New Mexico                      $2,234,933    10      0.59       $223,493      8.334    359.00   562     88.8
New York                        $7,387,850    28      1.94       $263,852      6.833    358.87   602     76.8
North Carolina                  $4,550,740    28      1.19       $162,526      8.153    358.62   588     92.3
North Dakota                      $117,676     1      0.03       $117,676      6.950    359.00   607    100.0
Ohio                            $2,104,745    16      0.55       $131,547      7.929    356.25   605     97.8
Oklahoma                        $1,083,871    11      0.28        $98,534      8.049    354.29   601     96.3
Oregon                          $4,254,911    23      1.12       $184,996      7.141    358.43   612     84.9
Pennsylvania                    $4,448,690    24      1.17       $185,362      7.141    358.11   598     83.8
Rhode Island                      $474,521     2      0.12       $237,261      5.939    359.00   624     70.9
South Carolina                  $1,642,104    11      0.43       $149,282      7.944    359.00   583     89.7
South Dakota                      $283,700     2      0.07       $141,850      6.896    359.00   604    100.0
Tennessee                       $2,496,127    21      0.65       $118,863      7.884    358.88   593     96.9
Texas                           $5,729,441    47      1.50       $121,903      7.830    357.74   593     94.3
Utah                            $3,021,593    18      0.79       $167,866      7.213    358.98   604     84.7
Vermont                           $504,816     2      0.13       $252,408      9.162    359.00   629    100.0
Virginia                       $17,191,659    85      4.51       $202,255      6.999    358.83   591     81.4
Washington                      $7,407,213    38      1.94       $194,927      6.997    358.96   602     86.7
West Virginia                     $520,643     5      0.14       $104,129      7.334    359.32   597     88.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-3

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                 State
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
Wisconsin                       $1,678,785     12      0.44      $139,899      7.412     359.00    602   90.8
Wyoming                           $253,919      2      0.07      $126,960      7.486     358.51    563   84.9
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
<= 50.00                        $4,668,525     23     1.22       $202,979      6.116     358.56    574   41.8
50.01 - 55.00                   $4,745,997     21     1.24       $226,000      6.215     358.53    587   52.7
55.01 - 60.00                  $10,522,654     49     2.76       $214,748      6.253     358.68    581   58.0
60.01 - 65.00                  $18,830,563     79     4.94       $238,362      6.317     358.86    586   63.4
65.01 - 70.00                  $24,224,271    112     6.35       $216,288      6.679     358.86    579   68.3
70.01 - 75.00                  $32,620,488    142     8.55       $229,722      6.775     358.85    583   73.4
75.01 - 80.00                  $83,207,796    383    21.81       $217,253      6.627     358.81    609   79.4
80.01 - 85.00                  $46,079,500    219    12.08       $210,409      7.062     358.85    588   84.4
85.01 - 90.00                  $63,842,406    321    16.73       $198,886      7.250     358.55    597   89.6
90.01 - 95.00                  $34,966,773    196     9.16       $178,402      7.794     358.88    605   94.7
95.01 - 100.00                 $57,834,356    375    15.16       $154,225      7.691     358.87    608   99.9
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
<= 4.000                           $97,443      1      0.03       $97,443       3.375    359.00    593   80.0
4.501 - 5.000                   $1,549,393      6      0.41      $258,232       4.927    359.00    630   69.8
5.001 - 5.500                  $12,808,659     51      3.36      $251,150       5.368    358.87    610   70.4
5.501 - 6.000                  $44,402,070    199     11.64      $223,126       5.842    358.90    609   73.7
6.001 - 6.500                  $67,372,712    303     17.66      $222,352       6.318    358.85    603   77.2
6.501 - 7.000                  $84,711,236    411     22.20      $206,110       6.814    358.84    602   81.9
7.001 - 7.500                  $64,984,596    328     17.03      $198,124       7.305    358.87    593   86.4
7.501 - 8.000                  $53,009,725    304     13.89      $174,374       7.773    358.79    592   90.4
8.001 - 8.500                  $27,066,374    155      7.09      $174,622       8.302    358.87    580   89.6
8.501 - 9.000                  $16,887,816    105      4.43      $160,836       8.789    358.85    579   90.4
9.001 - 9.500                   $4,014,121     24      1.05      $167,255       9.255    357.98    577   92.4
9.501 - 10.000                  $3,199,248     20      0.84      $159,962       9.804    355.73    575   95.3
10.001 - 10.500                 $1,031,249      8      0.27      $128,906      10.315    355.59    551   95.9
10.501 - 11.000                   $308,595      3      0.08      $102,865      10.709    353.97    555   98.2
11.001 - 11.500                    $60,232      1      0.02       $60,232      11.125    302.00    584   90.0
13.501 - 14.000                    $39,862      1      0.01       $39,862      13.750    302.00    653   90.0
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720       7.031    358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Property Type
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
SFR                           $278,121,801  1,429     72.89      $194,627      7.025     358.75    597   82.9
PUD                            $62,664,199    302     16.42      $207,497      7.057     358.85    594   83.3
CND                            $22,297,838    122      5.84      $182,769      6.919     358.88    600   83.6
2 FAM                          $13,464,298     49      3.53      $274,782      7.064     358.99    597   77.7
3 FAM                           $2,091,804      7      0.55      $298,829      6.681     358.97    609   75.4
4 FAM                           $1,467,199      5      0.38      $293,440      7.787     359.00    614   79.4
CNDP                            $1,436,190      6      0.38      $239,365      8.073     358.89    626   85.5
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Property Type
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
RCO                           $283,590,286  1,336     74.33      $212,268      6.927     358.84    591   79.3
PUR                            $89,466,239    533     23.45      $167,854      7.368     358.72    614   93.6
RNC                             $8,486,805     51      2.22      $166,408      6.939     357.68    605   87.2
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-5

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                                   Occupancy
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
INV                             $5,363,115     25      1.41      $214,525      7.134     358.84    621   78.2
2H                              $4,788,075     22      1.25      $217,640      7.473     358.81    624   78.9
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
181 - 300                     $381,502,034      1      0.01       $41,296      9.250        283    482   90.0
301 - 360                     $381,543,330  1,919      99.9      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
FULL                          $289,246,473  1,521     75.81       $190,169     6.988      358.80    594   84.6
STATED INCOME                  $92,296,857    599     24.19       $231,320     7.166      358.75    607   77.3
-------------------------------------------------------------------------------------------------------------
                             $381,543,330   1,920    100.00       $198,720     7.031      358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-6

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
-------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
761 - 780                         $620,793       2     0.16      $310,396      6.693     358.80    763   72.7
741 - 760                         $801,692       3     0.21      $267,231      6.550     358.45    749   80.0
721 - 740                       $1,571,448       7     0.41      $224,493      6.294     358.80    730   80.0
701 - 720                       $1,470,486       7     0.39      $210,069      5.843     359.00    710   77.2
681 - 700                       $4,976,189      20     1.30      $248,809      6.414     358.92    688   76.4
661 - 680                       $5,877,483      29     1.54      $202,672      6.451     358.86    671   82.3
641 - 660                      $12,235,999      59     3.21      $207,390      6.505     358.74    650   80.0
621 - 640                      $71,103,698     354    18.64      $200,858      6.914     358.86    630   87.4
601 - 620                      $92,683,542     475    24.29      $195,123      6.945     358.76    611   85.3
581 - 600                      $75,111,344     396    19.69      $189,675      7.045     358.69    591   84.1
561 - 580                      $49,029,693     241    12.85      $203,443      7.075     358.77    572   79.8
541 - 560                      $31,908,359     156     8.36      $204,541      7.410     358.89    551   77.3
521 - 540                      $21,509,464     107     5.64      $201,023      7.512     358.91    531   77.1
501 - 520                      $12,268,597      61     3.22      $201,125      7.591     358.89    509   74.5
<= 500                            $374,543       3     0.10      $124,848      7.626     350.62    498   63.5
-------------------------------------------------------------------------------------------------------------
                              $381,543,330   1,920   100.00      $198,720      7.031     358.79    597   82.8
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                     Grade
-------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
A                             $281,885,718  1,430     73.88      $197,123      7.026    358.79    602    84.6
A-                             $29,400,553    136      7.71      $216,181      6.929    358.33    589    78.4
B                              $28,977,123    145      7.59      $199,842      7.129    358.93    583    77.4
C                              $25,683,301    123      6.73      $208,807      7.085    359.00    578    75.7
C-                             $13,476,629     73      3.53      $184,611      7.019    358.95    593    81.4
D                               $2,120,006     13      0.56      $163,077      7.216    359.09    560    79.1
-------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031    358.79    597    82.8
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                              $70,117,422    362      18.38      $193,695      7.550     358.89    596   87.9
12                             $16,977,823     82       4.45      $207,047      7.308     358.75    590   80.4
24                            $139,039,060    666      36.44      $208,767      6.888     358.79    598   82.3
30                                $201,400      1       0.05      $201,400      7.990     358.00    598   95.0
36                            $155,207,625    809      40.68      $191,851      6.893     358.74    598   81.2
--------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920     100.00      $198,720      7.031     358.79    597   82.8
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-7

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months to Roll                                              (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
0 - 6                     5     $3,340,799     22      0.88      $151,855      7.037     351.97    560   85.2
19 - 24                  23   $128,802,761    612     33.76      $210,462      6.956     358.79    599   82.6
25 - 31                  27       $283,428      2      0.07      $141,714      7.056     351.46    621   80.0
32 - 37                  35   $249,116,341  1,284     65.29      $194,016      7.069     358.88    596   82.9
--------------------------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                                (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
<= 1.000                         $165,327      1       0.04      $165,327     10.000    359.00    547   100.0
3.001 - 4.000                  $2,164,722     10       0.57      $216,472      7.138    359.00    573    81.5
4.001 - 5.000                 $12,348,643     58       3.24      $212,908      5.997    358.14    587    65.9
5.001 - 6.000                 $87,859,160    401      23.03      $219,100      6.307    358.85    597    75.4
6.001 - 7.000                $147,092,890    709      38.55      $207,465      6.881    358.79    601    82.4
7.001 - 8.000                 $99,908,837    547      26.19      $182,649      7.562    358.78    596    89.4
8.001 - 9.000                 $27,808,004    168       7.29      $165,524      8.287    358.87    586    90.7
9.001 - 10.000                 $3,957,355     24       1.04      $164,890      9.302    358.66    585    94.7
10.001 - 11.000                  $238,391      2       0.06      $119,196      9.897    359.00    584    97.4
--------------------------------------------------------------------------------------------------------------------------------
6.707                        $381,543,330  1,920     100.00      $198,720      7.031    358.79    597    82.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                             Range of Maximun Rate                                             (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
8.001 - 9.000                      $172,800     1      0.05      $172,800      6.350     359.00    609   90.0
10.001 - 10.500                     $97,443     1      0.03       $97,443      3.375     359.00    593   80.0
11.501 - 12.000                  $4,101,150    19      1.07      $215,850      5.842     358.54    621   73.5
12.001 - 12.500                 $18,283,087    75      4.79      $243,774      5.644     358.67    610   72.4
12.501 - 13.000                 $53,815,508   245     14.10      $219,655      6.046     358.78    609   74.9
13.001 - 13.500                 $69,641,129   316     18.25      $220,383      6.438     358.87    601   77.8
13.501 - 14.000                 $79,687,792   390     20.89      $204,328      6.894     358.87    599   82.5
14.001 - 14.500                 $61,536,095   313     16.13      $196,601      7.370     358.88    593   86.8
14.501 - 15.000                 $47,029,453   274     12.33      $171,640      7.799     358.87    593   91.2
15.001 - 15.500                 $24,048,838   140      6.30      $171,777      8.328     358.90    579   90.7
15.501 - 16.000                 $15,882,827    99      4.16      $160,433      8.808     358.65    577   90.1
16.001 - 16.500                  $2,873,375    16      0.75      $179,586      9.273     357.70    573   91.2
16.501 - 17.000                  $2,880,593    18      0.75      $160,033      9.787     355.53    580   95.6
17.001 - 17.500                  $1,084,553     8      0.28      $135,569      10.192    358.89    557   96.6
17.501 - 18.000                    $308,595     3      0.08      $102,865      10.709    353.97    555   98.2
18.001 - 18.500                     $60,232     1      0.02       $60,232      11.125    302.00    584   90.0
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                             Range of Maximum Rate                                             (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
> 19.500                          $39,862     1        0.01      $39,862      13.750    302.00    653   90.0
--------------------------------------------------------------------------------------------------------------------------------
13.920                        $381,543,330  1,920    100.00      $198,720      7.031    358.79    597    82.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                                           (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
1.000                           $3,519,491     18       0.92      $195,527      6.743    358.90    568    84.8
1.500                         $333,135,382  1,673      87.31      $199,125      7.000    358.88    598    83.0
2.000                           $2,814,213     14       0.74      $201,015      6.989    357.82    595    81.6
3.000                          $42,074,244    215      11.03      $195,694      7.303    358.07    596    81.5
--------------------------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920     100.00      $198,720      7.031    358.79    597    82.8
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                          Subsequent Periodic Rat Cap                                          (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
1.000                          $45,138,460    229      11.83      $197,111      7.247    358.11    594    81.7
1.500                         $335,946,077  1,689      88.05      $198,902      7.002    358.88    598    83.0
2.000                             $458,793      2       0.12      $229,397      7.084    359.00    611    90.0
--------------------------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920     100.00      $198,720      7.031    358.79    597    82.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Lifetime Rate Floor                                          (Excludes 0 Fixed
                                                                                                                 Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
-------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $172,800      1      0.05      $172,800      6.350     359.00    609   90.0
3.001 - 4.000                      $97,443      1      0.03       $97,443      3.375     359.00    593   80.0
4.001 - 5.000                   $1,549,393      6      0.41      $258,232      4.927     359.00    630   69.8
5.001 - 6.000                  $58,428,790    257     15.31      $227,349      5.766     358.86    609   73.2
6.001 - 7.000                 $151,499,129    710     39.71      $213,379      6.598     358.85    602   79.8
7.001 - 8.000                 $117,770,558    632     30.87      $186,346      7.518     358.84    592   88.2
8.001 - 9.000                  $43,507,163    258     11.40      $168,632      8.489     358.79    579   89.9
9.001 - 10.000                  $6,963,176     41      1.83      $169,834      9.499     357.36    576   93.5
> 10.000                        $1,554,878     14      0.41      $111,063      10.434    352.07    562   96.3
--------------------------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-9

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                           Group 2 (Conforming ARM)
                                               ARM $381,543,330
                                                Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date                                     (Excludes 0 Fixed
                                                                                                                Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------------------------
11/05                             $127,334      3      0.03       $42,445      11.920    302.00    612   87.9
01/06                             $415,831      3      0.11      $138,610      7.352     350.00    592   85.2
02/06                           $2,592,406     13      0.68      $199,416      6.535     359.00    552   84.7
05/07                             $483,800      2      0.13      $241,900      8.148     356.46    558   84.6
06/07                           $2,457,311     10      0.64      $245,731      6.908     357.15    590   81.0
07/07                          $23,302,251    111      6.11      $209,930      7.001     358.00    600   78.1
08/07                         $100,036,525    477     26.22      $209,720      6.939     359.00    600   83.8
09/07                           $2,522,875     12      0.66      $210,240      7.060     360.00    577   81.2
11/07                             $179,898      1      0.05      $179,898      6.800     350.00    617   80.0
03/08                             $103,530      1      0.03      $103,530      7.500     354.00    629   80.0
05/08                             $169,380      1      0.04      $169,380      6.500     356.00    589   73.9
06/08                           $2,237,921     11      0.59      $203,447      7.117     357.20    597   78.5
07/08                          $31,501,076    166      8.26      $189,766      7.283     358.02    600   81.3
08/08                         $209,141,190  1,077     54.81      $194,189      7.039     359.00    596   83.2
09/08                           $6,066,775     29      1.59      $209,199      6.988     360.00    595   83.4
--------------------------------------------------------------------------------------------------------------------------------
                              $381,543,330  1,920    100.00      $198,720      7.031     358.79    597   82.8
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-10

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
                                                                                               -----
(As of Calculation Date)
Total Number of Loans                                                      380
Total Outstanding Balance                                         $118,531,501
Average Loan Balance                                                  $311,925        $ 33,352 to $660,000
WA Mortgage Rate                                                        6.810%          4.620% to 12.000%
Net WAC                                                                 6.301%          4.111% to 11.491%
ARM Characteristics
      WA Gross Margin                                                   6.732%          4.000% to 9.550%
      WA Months to First Roll                                               29               2 to 36
      WA First Periodic Cap                                             1.599%          1.000% to 3.000%
      WA Subsequent Periodic Cap                                        1.463%          1.000% to 1.500%
      WA Lifetime Cap                                                  13.751%         11.620% to 19.000%
      WA Lifetime Floor                                                 6.809%          4.620% to 12.000%
WA Original Term (months)                                                  360             360 to 360
WA Remaining Term (months)                                                 359             302 to 360
WA LTV                                                                  86.53%          52.73% to 100.00%
     Percentage of Pool with CLTV > 100%                                 0.00%

WA FICO                                                                    611
Secured by (% of pool)                1st Liens                        100.00%
                                      2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        87.46%



----------------------------------------------------------------------------------------------------------------------
    Top 5 States        Top 5 Prop:     Doc Types:       Purpose Codes:  Occ Codes:         Grades       Orig PP Term:
    ------------        ----------      ---------        -------------   ---------          ------       ------------
CA     29.10%        SFR     71.65%   FULL    71.77%    RCO    52.80%   OO      98.58%    A      77.14%   0     12.54%
FL     14.25%        PUD     21.48%   STATED  28.23%    PUR    46.89%   INV      1.02%    A-      5.73%   12     4.11%
NV      6.29%        CND      3.99%   RNC                       0.31%   2H       0.40%    B       4.78%   24    45.92%
TX      4.83%        2 FAM    2.34%                                                       C       6.92%   30     0.28%
AZ      4.51%        3 FAM    0.54%                                                       C-      5.10%   36    37.14%
                                                                                          D       0.33%
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-1

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                          $808,407     2      0.68      $404,203      7.676     359.00    555   88.9
2/28 LIB6M                      $22,086,465    81     18.63      $272,672      7.022     358.72    604   86.6
2/28 LIB6M - IO - 24            $29,142,466    79     24.59      $368,892      6.546     358.90    613   87.5
2/28 LIB6M - IO - 60             $1,495,200     4      1.26      $373,800      7.302     357.80    617   83.4
3/27 LIB6M                      $29,638,286   116     25.00      $255,502      7.119     358.91    607   86.2
3/27 LIB6M - IO - 36            $32,812,828    91     27.68      $360,581      6.538     358.97    621   86.4
3/27 LIB6M - IO - 60             $2,547,850     7      2.15      $363,979      7.323     358.60    600   81.2
--------------------------------------------------------------------------------------------------------------
                               $118,531,501   380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                       $118,531,501   380      100.00     $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380      100.00     $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $33,352     1      0.03       $33,352      12.000    302.00    624   95.0
$50,000.01 - $75,000.00            $262,487     4      0.22       $65,622      8.290     348.25    616   98.0
$75,000.01 - $100,000.00           $373,421     4      0.32       $93,355      8.053     359.00    625   98.8
$100,000.01 - $150,000.00        $4,457,593    35      3.76      $127,360      7.980     358.82    607   96.5
$150,000.01 - $200,000.00        $9,214,491    52      7.77      $177,202      7.786     358.97    610   95.0
$200,000.01 - $250,000.00        $9,805,381    44      8.27      $222,850      7.518     358.74    612   91.8
$250,000.01 - $300,000.00       $12,429,502    45     10.49      $276,211      7.261     358.96    610   92.3
$300,000.01 - $350,000.00        $5,839,155    18      4.93      $324,398      7.024     358.83    623   89.0
$350,000.01 - $400,000.00       $30,082,622    80     25.38      $376,033      6.546     358.95    605   84.1
$400,000.01 - $450,000.00       $17,722,194    42     14.95      $421,957      6.406     358.88    608   83.8
$450,000.01 - $500,000.00       $14,361,600    30     12.12      $478,720      6.263     358.93    624   80.9
$500,000.01 - $550,000.00        $6,262,770    12      5.28      $521,897      6.274     358.91    625   82.9
$550,000.01 - $600,000.00        $5,768,933    10      4.87      $576,893      6.444     358.90    602   81.1
$600,000.01 - $650,000.00        $1,258,000     2      1.06      $629,000      6.183     359.00    620   87.4
$650,000.01 - $700,000.00          $660,000     1      0.56      $660,000      7.100     359.00    624   66.7
--------------------------------------------------------------------------------------------------------------
                             $118,531,501     380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-2

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    State
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
Alabama                         $1,487,781     8       1.26      $185,973      7.400    359.00    602    93.6
Alaska                            $151,878     1       0.13      $151,878      7.125    359.00    640    95.0
Arizona                         $3,123,480     9       2.64      $347,053      6.838    358.82    605    80.9
Arkansas                          $756,779     6       0.64      $126,130      8.319    358.82    593    98.4
California                     $57,693,900   137      48.67      $421,123      6.283    358.93    614    82.3
Colorado                        $1,893,708     8       1.60      $236,713      7.577    358.65    615    96.4
Connecticut                       $217,407     1       0.18      $217,407      8.100    359.00    626    95.0
Delaware                          $179,639     1       0.15      $179,639      7.625    358.00    635   100.0
District of Columbia              $438,400     1       0.37      $438,400      6.950    359.00    576    80.0
Florida                        $12,015,106    43      10.14      $279,421      7.245    358.97    608    88.6
Georgia                         $1,951,038     7       1.65      $278,720      7.969    358.52    592    89.0
Idaho                             $368,261     2       0.31      $184,130      8.327    359.08    610    95.0
Illinois                        $2,870,029    10       2.42      $287,003      7.525    359.10    604    90.4
Indiana                         $1,572,762     7       1.33      $224,680      7.179    358.77    624    92.1
Iowa                              $152,862     1       0.13      $152,862      8.500    359.00    523    90.0
Kansas                            $194,775     1       0.16      $194,775      8.750    358.00    619   100.0
Kentucky                          $529,072     3       0.45      $176,357      7.718    359.00    615    91.2
Louisiana                         $775,208     4       0.65      $193,802      6.776    359.00    612    99.2
Maryland                        $1,824,534     5       1.54      $364,907      6.795    358.88    607    86.1
Massachusetts                     $406,532     1       0.34      $406,532      6.500    359.00    633   100.0
Michigan                        $2,181,758     8       1.84      $272,720      7.532    359.04    593    96.6
Minnesota                       $1,960,773     6       1.65      $326,795      7.339    358.77    614    83.0
Mississippi                       $119,928     1       0.10      $119,928      8.550    359.00    600   100.0
Missouri                        $1,102,695     5       0.93      $220,539      7.946    359.00    596    96.4
Montana                            $68,461     1       0.06       $68,461      8.750    359.00    639   100.0
Nevada                          $4,152,531    12       3.50      $346,044      6.852    358.77    613    89.0
New Hampshire                     $823,519     3       0.69      $274,506      7.292    358.67    624   100.0
New Jersey                      $1,103,871     4       0.93      $275,968      7.123    359.00    653    92.5
New Mexico                        $822,241     3       0.69      $274,080      7.438    359.00    610    96.8
New York                          $580,471     2       0.49      $290,235      6.676    359.00    608    90.0
North Carolina                    $912,895     4       0.77      $228,224      7.458    358.28    603    91.7
North Dakota                      $252,477     2       0.21      $126,239      7.544    359.00    620   100.0
Ohio                            $1,191,410     7       1.01      $170,201      7.873    356.65    613    98.2
Oklahoma                          $459,662     3       0.39      $153,221      8.250    358.76    567    91.9
Oregon                          $1,054,482     4       0.89      $263,621      7.303    359.00    616    98.4
Pennsylvania                      $778,528     4       0.66      $194,632      7.431    359.00    597    92.1
South Carolina                    $391,657     2       0.33      $195,828      8.391    359.00    567   100.0
South Dakota                      $180,396     1       0.15      $180,396      8.750    359.00    543    95.0
Tennessee                       $1,396,822     7       1.18      $199,546      7.937    359.10    618    96.5
Texas                           $3,501,202    20       2.95      $175,060      7.440    358.31    612    89.4
Utah                              $588,725     2       0.50      $294,362      7.529    359.00    597    94.8
Virginia                        $2,962,358    10       2.50      $296,236      7.019    358.83    611    81.8
Washington                      $2,279,604     8       1.92      $284,951      6.475    359.00    627    91.3
Wisconsin                         $488,483     2       0.41      $244,242      6.729    358.64    622   100.0
Wyoming                           $573,403     3       0.48      $191,134      7.574    358.70    589    91.2
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-3

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
50.01 - 55.00                      $404,546     1      0.34      $404,546      5.375     359.00    541   52.7
55.01 - 60.00                    $1,791,184     4      1.51      $447,796      5.764     359.00    620   58.5
60.01 - 65.00                    $2,310,242     6      1.95      $385,040      6.727     359.00    579   64.0
65.01 - 70.00                    $2,777,021     6      2.34      $462,837      6.889     358.83    598   67.4
70.01 - 75.00                    $7,151,856    17      6.03      $420,697      6.140     359.02    621   74.3
75.01 - 80.00                   $34,830,807    97     29.39      $359,080      6.281     358.93    620   79.5
80.01 - 85.00                    $8,824,084    21      7.44      $420,194      6.545     358.95    598   83.9
85.01 - 90.00                   $20,567,455    57     17.35      $360,833      6.864     358.73    607   89.5
90.01 - 95.00                   $13,115,235    54     11.06      $242,875      7.581     358.74    603   94.6
95.01 - 100.00                  $26,759,071   117     22.58      $228,710      7.436     358.88    614   99.9
--------------------------------------------------------------------------------------------------------------
                               $118,531,501   380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $1,567,059     3       1.32      $522,353      4.853     359.00    632   78.6
5.001 - 5.500                   $6,024,993    15       5.08      $401,666      5.370     358.96    627   75.7
5.501 - 6.000                  $19,972,071    46      16.85      $434,175      5.818     358.98    625   80.5
6.001 - 6.500                  $26,041,708    69      21.97      $377,416      6.323     358.97    616   82.4
6.501 - 7.000                  $22,293,813    64      18.81      $348,341      6.806     358.91    614   89.1
7.001 - 7.500                  $16,000,186    63      13.50      $253,971      7.294     358.86    610   91.7
7.501 - 8.000                  $12,757,910    53      10.76      $240,715      7.769     358.66    597   92.3
8.001 - 8.500                   $7,926,787    34       6.69      $233,141      8.322     358.95    586   91.5
8.501 - 9.000                   $5,130,303    27       4.33      $190,011      8.776     358.97    578   96.0
9.001 - 9.500                     $415,376     2       0.35      $207,688      9.263     359.00    579   94.4
9.501 - 10.000                    $314,708     2       0.27      $157,354      9.576     358.34    553   93.4
10.001 - 10.500                    $53,234     1       0.04       $53,234      10.125    306.00    594   90.0
11.501 - 12.000                    $33,352     1       0.03       $33,352      12.000    302.00    624   95.0
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-4

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
PUD                             $25,465,478   83     21.48       $306,813      7.051     358.87    612   88.2
CND                              $4,724,343   17      3.99       $277,903      6.642     359.11    610   88.4
2 FAM                            $2,776,064    9      2.34       $308,452      6.759     358.91    640   84.5
CNDP                               $636,000    2      0.54       $318,000      6.971     359.00    637   95.6
--------------------------------------------------------------------------------------------------------------
                               $118,531,501  380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
PUR                            $62,584,457   252      52.80      $248,351      7.211    358.79    615    92.0
RCO                            $55,582,044   127      46.89      $437,654      6.369    358.96    608    80.4
RNC                               $365,000     1       0.31      $365,000      5.250    359.00    599    74.5
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
INV                             $1,207,042     3      1.02       $402,347      6.290    358.61    604    80.0
2H                                $479,303     1      0.40       $479,303      7.625    358.00    583    67.1
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
301 - 360                     $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
Full                           $85,075,715   287      71.77      $296,431      6.800     358.86    609   89.6
STATED INCOME                  $33,455,786    93      28.23      $359,740      6.835     358.88    618   78.7
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-5

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
741 - 760                         $686,521     3       0.58      $228,840      6.075    359.00    750    80.0
721 - 740                         $165,447     1       0.14      $165,447      6.400    359.00    728    80.0
701 - 720                       $1,026,030     3       0.87      $342,010      5.908    358.86    706    80.0
681 - 700                       $1,685,327     5       1.42      $337,065      5.439    359.00    688    72.5
661 - 680                       $5,292,629    14       4.47      $378,045      6.294    358.89    669    83.1
641 - 660                       $2,714,593    11       2.29      $246,781      6.818    358.80    648    85.3
621 - 640                      $40,941,181   124      34.54      $330,171      6.644    358.85    630    87.9
601 - 620                      $27,493,757    89      23.20      $308,919      6.775    358.94    612    88.9
581 - 600                      $18,046,285    65      15.22      $277,635      6.973    358.71    591    85.7
561 - 580                      $10,532,194    32       8.89      $329,131      6.982    358.90    572    83.4
541 - 560                       $4,751,931    16       4.01      $296,996      7.723    359.00    550    83.8
521 - 540                       $3,670,818    13       3.10      $282,371      8.058    358.92    529    84.1
501 - 520                       $1,524,787     4       1.29      $381,197      7.216    359.00    513    89.5
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
A                              $91,433,399   300      77.14      $304,778      6.777    358.86    613    87.2
A-                              $6,792,621    18      5.73       $377,368      6.636    358.50    594    82.2
B                               $5,671,115    15      4.78       $378,074      6.557    359.00    610    85.2
C                               $8,205,384    25      6.92       $328,215      6.986    359.00    610    83.3
C-                              $6,041,256    21      5.10       $287,679      7.443    359.06    606    87.8
D                                 $387,726     1      0.33       $387,726      7.750    359.00    544    80.0
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                              $14,867,344    54      12.54      $275,321      7.325     358.91    613   92.4
12                              $4,873,926    17      4.11       $286,702      7.333     358.89    604   86.7
24                             $54,432,397   167      45.92      $325,942      6.730     358.81    610   86.3
30                                $329,650     1      0.28       $329,650      7.730     357.00    601   95.0
36                             $44,028,184   141      37.14      $312,257      6.670     358.95    614   84.8
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-6

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                                           (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                     5       $894,993      4      0.76      $223,748      7.983     353.72    560   89.2
19 - 24                  23    $52,637,544    162     44.41      $324,923      6.760     358.88    609   87.0
32 - 37                  35    $64,998,964    214     54.84      $303,733      6.834     358.93    614   86.1
--------------------------------------------------------------------------------------------------------------
                              $118,531,501    380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                               (Excludes 0
                                                                                                              (Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
3.001 - 4.000                      $399,703     1      0.34      $399,703      7.500     359.00    558   80.0
4.001 - 5.000                    $2,789,735     6      2.35      $464,956      5.318     359.00    610   67.8
5.001 - 6.000                   $25,418,037    61     21.44      $416,689      5.880     358.97    625   79.6
6.001 - 7.000                   $49,851,405   142     42.06      $351,066      6.595     358.89    614   86.1
7.001 - 8.000                   $29,130,890   124     24.58      $234,927      7.569     358.70    603   93.0
8.001 - 9.000                   $10,319,647    43      8.71      $239,992      8.216     358.98    592   92.1
9.001 - 10.000                     $622,084     3      0.52      $207,361      9.358     358.67    563   92.9
--------------------------------------------------------------------------------------------------------------
6.732                          $118,531,501   380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Maximum Rates                                        (Excludes 0
                                                                                                              (Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
11.501 - 12.000                 $1,567,059     3       1.32      $522,353      4.853     359.00    632   78.6
12.001 - 12.500                 $7,442,901    19       6.28      $391,732      5.622     358.93    622   75.7
12.501 - 13.000                $20,721,071    48      17.48      $431,689      5.850     358.97    625   80.6
13.001 - 13.500                $26,472,937    71      22.33      $372,858      6.395     358.96    616   82.9
13.501 - 14.000                $23,038,384    67      19.44      $343,856      6.846     358.89    614   88.9
14.001 - 14.500                $15,067,425    60      12.71      $251,124      7.347     358.88    610   92.1
14.501 - 15.000                $11,886,442    51      10.03      $233,067      7.806     358.68    596   93.1
15.001 - 15.500                 $6,770,723    30       5.71      $225,691      8.353     358.96    586   93.2
15.501 - 16.000                 $4,747,888    25       4.01      $189,916      8.774     359.01    578   96.3
16.001 - 16.500                   $415,376     2       0.35      $207,688      9.263     359.00    579   94.4
16.501 - 17.000                   $367,941     3       0.31      $122,647      9.655     350.77    559   92.9
18.501 - 19.000                    $33,352     1       0.03       $33,352      12.000    302.00    624   95.0
--------------------------------------------------------------------------------------------------------------
13.751                        $118,531,501   380     100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-7

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                                          (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                            $1,261,064     4       1.06      $315,266      7.568    358.64    584    88.9
1.500                          $108,803,980   349      91.79      $311,759      6.762    358.90    612    86.8
2.000                              $371,800     1       0.31      $371,800      6.750    359.00    608    59.0
3.000                            $8,094,658    26       6.83      $311,333      7.342    358.55    600    83.2
--------------------------------------------------------------------------------------------------------------
                               $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Initil Periodic Rate Cap                                          (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                            $8,826,829    28       7.45      $315,244      7.362    358.67    600    82.7
1.500                          $109,704,672   352      92.55      $311,661      6.765    358.88    612    86.8
--------------------------------------------------------------------------------------------------------------
                               $118,531,501   380     100.00      $311,925      6.810    358.87    611    86.5
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor                                    (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                    $1,567,059      3      1.32      $522,353      4.853     359.00    632   78.6
5.001 - 6.000                   $25,757,375     60     21.73      $429,290      5.716     358.99    625   79.4
6.001 - 7.000                   $48,936,010    135     41.29      $362,489      6.546     358.93    615   85.4
7.001 - 8.000                   $28,397,296    115     23.96      $246,933      7.508     358.78    605   92.1
8.001 - 9.000                   $13,057,091     61     11.02      $214,051      8.501     358.96    583   93.2
9.001 - 10.000                     $783,318      5      0.66      $156,664      9.447     355.13    569   93.7
> 10.000                            $33,352      1      0.03       $33,352     12.000     302.00    624   95.0
--------------------------------------------------------------------------------------------------------------
                               $118,531,501    380    100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-8

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                         Group 3 (Nonconforming ARM)
                                               ARM $118,531,501
                                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                          Next Interest Adjustment Date                                       (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
11/05                              $33,352     1       0.03       $33,352     12.000     302.00    624   95.0
02/06                             $808,407     2       0.68      $404,203      7.676     359.00    555   88.9
03/06                              $53,234     1       0.04       $53,234     10.125     306.00    594   90.0
05/07                             $418,500     1       0.35      $418,500      7.550     356.00    630   90.0
07/07                           $6,956,686    22       5.87      $316,213      7.023     358.00    612   91.0
08/07                          $43,324,028   133      36.55      $325,745      6.717     359.00    609   86.5
09/07                           $1,938,330     6       1.64      $323,055      6.600     360.00    608   83.4
06/08                             $329,650     1       0.28      $329,650      7.730     357.00    601   95.0
07/08                           $5,661,632    23       4.78      $246,158      7.349     358.00    612   87.7
08/08                          $57,212,629   183      48.27      $312,637      6.757     359.00    614   85.7
09/08                           $1,795,053     7       1.51      $256,436      7.503     360.00    617   93.6
--------------------------------------------------------------------------------------------------------------
                              $118,531,501   380     100.00      $311,925      6.810     358.87    611   86.5
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

 Summary of Loans in Statistical Calculation Pool                                                          Range
                                                                                                           -----
(As of Calculation Date)

Total Number of Loans                                                          2,300
Total Outstanding Balance                                               $500,074,831
Average Loan Balance                                                        $217,424                 $27,240 to $660,00
WA Mortgage Rate                                                              6.978%                  3.375% to 13.750%
Net WAC                                                                       6.469%                  2.866% to 13.241%
ARM Characteristics
      WA Gross Margin                                                         6.713%                 1.000% to 10.500%
      WA Months to First Roll                                                     30                      1 to 36
      WA First Periodic Cap                                                   1.649%                 1.000% to 3.000%
      WA Subsequent Periodic Cap                                              1.447%                 1.000% to 2.000%
      WA Lifetime Cap                                                        13.880%                 8.500% to 20.750%
      WA Lifetime Floor                                                       6.972%                 1.500% to 13.750%
WA Original Term (months)                                                        360                    360 to 360
WA Remaining Term (months)                                                       359                    283 to 360
WA LTV                                                                        83.70%                 28.05% to 100.00%
  Percentage of Pool with CLTV > 100%                                          0.00%

WA FICO                                                                         600

Secured by (% of pool)                1st Liens                             100.00%
                                      2nd Liens                               0.00%

Prepayment Penalty at Loan Orig (% of all loans)                             83.01%




----------------------------------------------------------------------------------------------------------------------
    Top 5 States        Top 5 Prop:     Doc Types:       Purpose Codes:  Occ Codes:         Grades       Orig PP Term:
    ------------        ----------      ---------        -------------   ---------          ------       ------------
CA     33.74%        SFR     72.60%   FULL    74.85%    RCO    67.82%   OO      97.63%    A      74.65%   0     12.54%
FL     13.28%        PUD     17.62%   STATED  25.15%    PUR    30.41%   INV      1.31%    A-      7.24%   12     4.11%
AZ      5.43%        CND      5.40%                     RNC     1.77%   2H       1.05%    B       6.93%   24    45.92%
NV      4.26%        2 FAM    3.25%                                                       C       6.78%   30     0.28%
IL      4.26%        3 FAM    0.42                                                       C-       3.90%   36    37.14%
                                                                                          D       0.50%
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $3,755,007     17      0.75      $220,883      6.806     358.91    556   85.6
2/28 LIB6M                     $98,851,785    475     19.77      $208,109      7.081     358.69    597   83.5
2/28 LIB6M - IO - 24           $77,551,476    285     15.51      $272,110      6.685     358.85    609   84.8
2/28 LIB6M - IO - 60            $5,312,602     20      1.06      $265,630      6.872     357.95    606   78.7
3/27 LIB6M                    $200,258,006  1,041     40.05      $192,371      7.158     358.83    593   82.9
3/27 LIB6M - IO - 36          $107,927,681    437     21.58      $246,974      6.749     358.90    612   84.9
3/27 LIB6M - IO - 60            $6,418,274     25      1.28      $256,731      7.373     358.45    601   82.4
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                      $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------
                             $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $241,676      6      0.05       $40,279      9.820     322.32    604   84.4
$50,000.01 - $75,000.00         $2,074,747     32      0.41       $64,836      8.144     352.48    607   94.5
$75,000.01 - $100,000.00       $11,525,860    128      2.30       $90,046      7.765     358.43    600   93.4
$100,000.01 - $150,000.00      $60,469,220    473     12.09      $127,842      7.419     358.85    600   90.1
$150,000.01 - $200,000.00      $90,784,350    514     18.15      $176,623      7.205     358.85    593   83.5
$200,000.01 - $250,000.00      $91,520,056    409     18.30      $223,765      7.069     358.80    598   81.8
$250,000.01 - $300,000.00      $89,914,996    328     17.98      $274,131      6.878     358.86    597   82.1
$300,000.01 - $350,000.00      $65,842,830    203     13.17      $324,349      6.779     358.89    603   82.5
$350,000.01 - $400,000.00      $38,340,232    103      7.67      $372,235      6.543     358.92    606   83.3
$400,000.01 - $450,000.00      $19,034,837     45      3.81      $422,996      6.415     358.89    609   82.8
$450,000.01 - $500,000.00      $15,795,825     33      3.16      $478,661      6.320     358.94    629   80.2
$500,000.01 - $550,000.00       $6,262,770     12      1.25      $521,897      6.274     358.91    625   82.9
$550,000.01 - $600,000.00       $6,349,433     11      1.27      $577,221      6.618     358.91    602   81.9
$600,000.01 - $650,000.00       $1,258,000      2      0.25      $629,000      6.183     359.00    620   87.4
$650,000.01 - $700,000.00         $660,000      1      0.13      $660,000      7.100     359.00    624   66.7
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
Alabama                         $3,995,900    25
Alaska                            $361,723     2      0.07       $180,861      7.343    359.00    627    93.8
Arizona                        $27,129,239   136      5.43       $199,480      6.893    358.84    591    81.7
Arkansas                        $1,963,524    16      0.39       $122,720      7.979    358.93    599    97.1
California                    $168,727,365   572     33.74       $294,978      6.413    358.84    603    77.6
Colorado                        $8,974,937    45      1.79       $199,443      6.971    358.84    612    90.2
Connecticut                     $4,223,259    21      0.84       $201,108      7.175    358.97    592    83.9
Delaware                        $1,290,413     7      0.26       $184,345      7.312    358.71    602    90.6
District of Columbia            $2,112,955     7      0.42       $301,851      6.585    358.72    594    69.9
Florida                        $66,389,964   327     13.28       $203,027      7.196    358.94    598    85.4
Georgia                         $8,184,170    47      1.64       $174,131      7.839    358.68    600    93.8
Hawaii                          $2,147,156     6      0.43       $357,859      6.999    358.81    643    72.8
Idaho                           $2,226,411    15      0.45       $148,427      7.583    359.02    595    92.0
Illinois                       $21,283,895   104      4.26       $204,653      7.493    358.97    595    87.4
Indiana                         $4,896,574    36      0.98       $136,016      7.539    358.82    614    94.4
Iowa                            $1,312,483    11      0.26       $119,317      7.838    359.00    606    96.0
Kansas                          $1,812,097    11      0.36       $164,736      7.582    358.80    597    91.3
Kentucky                        $2,720,243    20      0.54       $136,012      7.354    358.87    600    90.5
Louisiana                       $2,624,964    18      0.52       $145,831      7.535    358.82    604    97.2
Maine                             $917,891     4      0.18       $229,473      7.910    359.00    627    90.9
Maryland                       $12,993,483    53      2.60       $245,160      7.275    358.83    588    84.6
Massachusetts                   $4,940,610    20      0.99       $247,030      6.873    359.00    593    84.8
Michigan                       $12,690,400    80      2.54       $158,630      7.713    358.85    599    92.3
Minnesota                      $11,036,181    54      2.21       $204,374      7.282    358.76    602    88.0
Mississippi                     $1,367,849    11      0.27       $124,350      7.325    358.84    570    89.1
Missouri                        $6,556,170    43      1.31       $152,469      7.789    358.92    598    92.3
Montana                         $1,887,234    14      0.38       $134,802      7.465    359.00    596    93.1
Nevada                         $21,327,734    90      4.26       $236,975      6.828    358.74    604    82.5
New Hampshire                   $2,859,466    12      0.57       $238,289      7.132    358.62    601    91.7
New Jersey                      $5,347,788    23      1.07       $232,513      7.245    358.82    618    84.2
New Mexico                      $3,057,174    13      0.61       $235,167      8.093    359.00    575    91.0
New York                        $7,968,321    30      1.59       $265,611      6.822    358.88    602    77.7
North Carolina                  $5,463,635    32      1.09       $170,739      8.037    358.56    590    92.2
North Dakota                      $370,153     3      0.07       $123,384      7.355    359.00    616   100.0
Ohio                            $3,296,156    23      0.66       $143,311      7.908    356.40    608    98.0
Oklahoma                        $1,543,533    14      0.31       $110,252      8.109    355.62    591    95.0
Oregon                          $5,309,393    27      1.06       $196,644      7.173    358.54    613    87.6
Pennsylvania                    $5,227,218    28      1.05       $186,686      7.184    358.24    597    85.1
Rhode Island                      $474,521     2      0.09       $237,261      5.939    359.00    624    70.9
South Carolina                  $2,033,761    13      0.41       $156,443      8.030    359.00    580    91.7
South Dakota                      $464,096     3      0.09       $154,699      7.617    359.00    580    98.1
Tennessee                       $3,892,949    28      0.78       $139,034      7.903    358.96    602    96.7
Texas                           $9,230,643    67      1.85       $137,771      7.682    357.96    600    92.5
Utah                            $3,610,318    20      0.72       $180,516      7.265    358.98    603    86.4
Vermont                           $504,816     2      0.10       $252,408      9.162    359.00    629   100.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
Virginia                       $20,154,017     95      4.03      $212,148      7.002     358.83    594   81.5
Washington                      $9,686,817     46      1.94      $210,583      6.874     358.97    608   87.8
West Virginia                     $520,643      5      0.10      $104,129      7.334     359.32    597   88.5
Wisconsin                       $2,167,269     14      0.43      $154,805      7.258     358.92    606   92.9
Wyoming                           $827,323      5      0.17      $165,465      7.547     358.64    581   89.3
-------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                        $4,668,525     23      0.93      $202,979      6.116     358.56    574   41.8
50.01 - 55.00                   $5,150,543     22      1.03      $234,116      6.149     358.57    583   52.7
55.01 - 60.00                  $12,313,838     53      2.46      $232,337      6.182     358.72    587   58.1
60.01 - 65.00                  $21,140,805     85      4.23      $248,715      6.361     358.87    585   63.4
65.01 - 70.00                  $27,001,292    118      5.40      $228,825      6.701     358.86    581   68.2
70.01 - 75.00                  $39,772,345    159      7.95      $250,141      6.661     358.88    590   73.5
75.01 - 80.00                 $118,038,603    480     23.60      $245,914      6.525     358.84    612   79.4
80.01 - 85.00                  $54,903,584    240     10.98      $228,765      6.979     358.87    589   84.3
85.01 - 90.00                  $84,409,861    378     16.88      $223,307      7.156     358.59    599   89.6
90.01 - 95.00                  $48,082,008    250      9.61      $192,328      7.736     358.84    604   94.7
95.01 - 100.00                 $84,593,427    492     16.92      $171,938      7.610     358.87    610   99.9
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
<= 4.000                           $97,443     1       0.02       $97,443      3.375     359.00    593   80.0
4.501 - 5.000                   $3,116,453     9       0.62      $346,273      4.889     359.00    631   74.2
5.001 - 5.500                  $18,833,652    66       3.77      $285,358      5.369     358.90    615   72.1
5.501 - 6.000                  $64,374,141   245      12.87      $262,752      5.835     358.92    614   75.8
6.001 - 6.500                  $93,414,420   372      18.68      $251,114      6.319     358.88    607   78.7
6.501 - 7.000                 $107,005,048   475      21.40      $225,274      6.812     358.85    604   83.4
7.001 - 7.500                  $80,984,782   391      16.19      $207,122      7.303     358.86    596   87.4
7.501 - 8.000                  $65,767,635   357      13.15      $184,223      7.772     358.77    593   90.7
8.001 - 8.500                  $34,993,162   189       7.00      $185,149      8.307     358.89    581   90.0
8.501 - 9.000                  $22,018,119   132       4.40      $166,804      8.786     358.87    579   91.7
9.001 - 9.500                   $4,429,497    26       0.89      $170,365      9.256     358.08    577   92.6
9.501 - 10.000                  $3,513,956    22       0.70      $159,725      9.784     355.97    573   95.1
10.001 - 10.500                 $1,084,483     9       0.22      $120,498      10.306    353.16    554   95.6
10.501 - 11.000                   $308,595     3       0.06      $102,865      10.709    353.97    555   98.2


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
11.001 - 11.500                    $60,232      1      0.01       $60,232      11.125     302.00    584   90.0
11.501 - 12.000                    $33,352      1      0.01       $33,352      12.000     302.00    624   95.0
13.501 - 14.000                    $39,862      1      0.01       $39,862      13.750     302.00    653   90.0
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424       6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
SFR                           $363,051,417   1,698     72.60     $213,811      6.960     358.78    600   83.6
PUD                            $88,129,677     385     17.62     $228,908      7.056     358.86    599   84.7
CND                            $27,022,181     139      5.40     $194,404      6.870     358.92    601   84.4
2 FAM                          $16,240,362      58      3.25     $280,006      7.012     358.98    604   78.8
3 FAM                           $2,091,804       7      0.42     $298,829      6.681     358.97    609   75.4
CNDP                            $2,072,190       8      0.41     $259,024      7.735     358.92    629   88.6
4 FAM                           $1,467,199       5      0.29     $293,440      7.787     359.00    614   79.4
--------------------------------------------------------------------------------------------------------------
                              $500,074,831   2,300    100.00     $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
RCO                           $339,172,330  1,463     67.82      $231,833      6.836     358.86    594   79.5
PUR                           $152,050,696    785     30.41      $193,695      7.303     358.75    614   92.9
RNC                             $8,851,805     52      1.77      $170,227      6.869     357.74    605   86.7
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                    Occupancy
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
OO                            $488,237,296  2,249     97.63      $217,091      6.973     358.81    600   83.8
INV                             $6,570,156     28      1.31      $234,648      6.979     358.80    618   78.5
2H                              $5,267,378     23      1.05      $229,016      7.487     358.74    621   77.9
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
181 - 300                          $41,296      1      0.01       $41,296      9.250     283.00    482   90.0
301 - 360                     $500,033,535  2,299     99.99      $217,500      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
FULL                          $374,322,188  1,808     74.85      $207,037      6.945     358.81    597   85.7
STATED INCOME                 $125,752,642    492     25.15      $255,595      7.078     358.79    610   77.7
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
761 - 780                         $620,793      2      0.12       $310,396      6.693     358.80    763   72.7
741 - 760                       $1,488,213      6      0.30       $248,035      6.331     358.70    749   80.0
721 - 740                       $1,736,895      8      0.35       $217,112      6.304     358.82    730   80.0
701 - 720                       $2,496,515     10      0.50       $249,652      5.870     358.94    708   78.4
681 - 700                       $6,661,516     25      1.33       $266,461      6.167     358.94    688   75.4
661 - 680                      $11,170,112     43      2.23       $259,770      6.377     358.87    670   82.7
641 - 660                      $14,950,593     70      2.99       $213,580      6.562     358.75    650   80.9
621 - 640                     $112,044,879    478     22.41       $234,404      6.815     358.86    630   87.6
601 - 620                     $120,177,300    564     24.03       $213,080      6.906     358.80    611   86.1
581 - 600                      $93,157,629    461     18.63       $202,077      7.031     358.70    591   84.4
561 - 580                      $59,561,887    273     11.91       $218,175      7.058     358.79    572   80.5
541 - 560                      $36,660,290    172      7.33       $213,141      7.451     358.91    551   78.1
521 - 540                      $25,180,282    120      5.04       $209,836      7.592     358.91    531   78.1
501 - 520                      $13,793,384     65      2.76       $212,206      7.549     358.90    509   76.2
<= 500                            $374,543      3      0.07       $124,848      7.626     350.62    498   63.5
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00       $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
A                             $373,319,116 1,730     74.65       $215,791      6.965    358.81    605    85.2
A-                             $36,193,174   154      7.24       $235,021      6.874    358.37    590    79.1
B                              $34,648,238   160      6.93       $216,551      7.036    358.94    587    78.7
C                              $33,888,685   148      6.78       $228,978      7.061    359.00    586    77.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                 Groups 2 & 3
                                               ARM $500,074,831
                                               Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
C-                             $19,517,886     94      3.90      $207,637      7.150    358.98    597    83.3
D                               $2,507,732     14      0.50      $179,124      7.299    359.08    557    79.3
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978    358.81    600    83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                              $84,984,766    416    16.99       $204,290      7.510     358.89    599   88.7
12                             $21,851,749     99     4.37       $220,725      7.313     358.78    593   81.8
24                            $193,471,457    833    38.69       $232,259      6.844     358.80    601   83.4
30                                $531,050      2     0.11       $265,525      7.829     357.38    600   95.0
36                            $199,235,809    950    39.84       $209,722      6.843     358.79    601   82.0
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll
--------------------------------------------------------------------------------------------------------------
                         WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR      BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                     5     $4,235,792     26      0.85      $162,915      7.237     352.34    560   86.1
19 - 24                  23   $181,440,305    774     36.28      $234,419      6.899     358.82    602   83.9
25 - 31                  27       $283,428      2      0.06      $141,714      7.056     351.46    621   80.0
32 - 37                  35   $314,115,305  1,498     62.81      $209,690      7.021     358.89    600   83.6
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                Range of Margin
--------------------------------------------------------------------------------------------------------------
                         WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR      BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
<= 1.000                         $165,327      1       0.03       $165,327     10.000    359.00    547   100.0
3.001 - 4.000                  $2,564,425     11       0.51       $233,130      7.194    359.00    570    81.3
4.001 - 5.000                 $15,138,378     64       3.03       $236,537      5.872    358.30    591    66.3
5.001 - 6.000                $113,277,197    462      22.65       $245,189      6.211    358.87    603    76.3
6.001 - 7.000                $196,944,295    851      39.38       $231,427      6.809    358.82    605    83.3
7.001 - 8.000                $129,039,727    671      25.80       $192,310      7.564    358.76    598    90.2
8.001 - 9.000                 $38,127,651    211       7.62       $180,700      8.267    358.90    588    91.1
9.001 - 10.000                 $4,579,439     27       0.92       $169,609      9.310    358.66    582    94.4
10.001 - 11.000                  $238,391      2       0.05       $119,196      9.897    359.00    584    97.4
--------------------------------------------------------------------------------------------------------------
6.713                        $500,074,831  2,300     100.00       $217,424      6.978    358.81    600    83.7
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                Groups 2 & 3

                                            ARM      $500,074,831

                                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                             Range of Maximum Rated                                          (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                    $97,443      1      0.02        $97,443      3.375    359.00    593   80.0
11.501 - 12.000                 $5,668,209     22      1.13       $257,646      5.568    358.67    624   74.9
12.001 - 12.500                $25,725,988     94      5.14       $273,681      5.637    358.74    613   73.3
12.501 - 13.000                $74,536,579    293     14.91       $254,391      5.992    358.83    613   76.5
13.001 - 13.500                $96,114,065    387     19.22       $248,357      6.426    358.89    605   79.2
13.501 - 14.000               $102,726,176    457     20.54       $224,784      6.883    358.88    603   84.0
14.001 - 14.500                $76,603,520    373     15.32       $205,371      7.366    358.88    596   87.8
14.501 - 15.000                $58,915,896    325     11.78       $181,280      7.800    358.83    593   91.6
15.001 - 15.500                $30,819,561    170      6.16       $181,292      8.334    358.91    581   91.3
15.501 - 16.000                $20,630,715    124      4.13       $166,377      8.800    358.74    577   91.6
16.001 - 16.500                 $3,288,751     18      0.66       $182,708      9.272    357.86    574   91.6
16.501 - 17.000                 $3,248,534     21      0.65       $154,692      9.772    354.99    577   95.3
17.001 - 17.500                 $1,084,553      8      0.22       $135,569     10.192    358.89    557   96.6
17.501 - 18.000                   $308,595      3      0.06       $102,865     10.709    353.97    555   98.2
18.001 - 18.500                    $60,232      1      0.01        $60,232     11.125    302.00    584   90.0
18.501 - 19.000                    $33,352      1      0.01        $33,352     12.000    302.00    624   95.0
> 19.500                           $39,862      1      0.01        $39,862     13.750    302.00    653   90.0
--------------------------------------------------------------------------------------------------------------
13.880                        $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Initial Periodic Rate Cap                                       (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.500                         $441,939,362  2,022     88.37      $218,565      6.941     358.89    601   83.9
2.000                           $3,186,013     15      0.64      $212,401      6.961     357.95    597   79.0
3.000                          $50,168,901    241     10.03      $208,170      7.309     358.15    597   81.8
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Subsequent Periodic Rate Cap                                    (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.500                         $445,650,749  2,041     89.12      $218,349      6.944     358.88    601   83.9
2.000                             $458,793      2      0.09      $229,397      7.084     359.00    611   90.0
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                Groups 2 & 3

                                            ARM      $500,074,831

                                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                         Range of Lifetime Rate Floor                                        (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $172,800      1      0.03      $172,800      6.350     359.00    609   90.0
3.001 - 4.000                      $97,443      1      0.02       $97,443      3.375     359.00    593   80.0
4.001 - 5.000                   $3,116,453      9      0.62      $346,273      4.889     359.00    631   74.2
5.001 - 6.000                  $84,186,165    317     16.83      $265,571      5.750     358.90    614   75.1
6.001 - 7.000                 $200,435,139    845     40.08      $237,201      6.585     358.87    606   81.2
7.001 - 8.000                 $146,167,854    747     29.23      $195,673      7.516     358.83    595   89.0
8.001 - 9.000                  $56,564,253    319     11.31      $177,317      8.492     358.83    580   90.6
9.001 - 10.000                  $7,746,493     46      1.55      $168,402      9.494     357.14    575   93.6
> 10.000                        $1,588,231     15      0.32      $105,882     10.467     351.02    563   96.2
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                                       (Excludes 0
                                                                                                              Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT      # OF    % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION             MTR     BALANCE     LOANS    TOTAL       BALANCE       WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
10/05                             $205,228      3      0.04       $68,409      9.699     298.18    565   90.0
11/05                             $160,687      4      0.03       $40,172     11.937     302.00    615   89.3
01/06                             $415,831      3      0.08      $138,610      7.352     350.00    592   85.2
02/06                           $3,400,813     15      0.68      $226,721      6.807     359.00    553   85.7
03/06                              $53,234      1      0.01       $53,234     10.125     306.00    594   90.0
05/07                             $902,300      3      0.18      $300,767      7.870     356.25    591   87.1
06/07                           $2,457,311     10      0.49      $245,731      6.908     357.15    590   81.0
07/07                          $30,258,937    133      6.05      $227,511      7.006     358.00    602   81.0
08/07                         $143,360,553    610     28.67      $235,017      6.872     359.00    603   84.6
09/07                           $4,461,205     18      0.89      $247,845      6.860     360.00    590   82.1
11/07                             $179,898      1      0.04      $179,898      6.800     350.00    617   80.0
03/08                             $103,530      1      0.02      $103,530      7.500     354.00    629   80.0
05/08                             $169,380      1      0.03      $169,380      6.500     356.00    589   73.9
06/08                           $2,567,571     12      0.51      $213,964      7.196     357.18    598   80.7
07/08                          $37,162,707    189      7.43      $196,628      7.293     358.02    602   82.3
08/08                         $266,353,819  1,260     53.26      $211,392      6.979     359.00    600   83.7
09/08                           $7,861,828     36      1.57      $218,384      7.106     360.00    600   85.8
--------------------------------------------------------------------------------------------------------------
                              $500,074,831  2,300    100.00      $217,424      6.978     358.81    600   83.7
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.